UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23781

PIMCO California Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MUNICIPAL INTERVAL FUNDS

Annual Report

December 31, 2025

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. The interest rate environment has fluctuated in recent years, moving from historically low interest rates in 2020 and 2021 to high interest rates in 2022 and 2023 as a result of the U.S. Federal Reserve (the “Fed”) raising interest rates multiple times in efforts to combat inflation. Starting in late 2024 and again in 2025, the Fed lowered interest rates. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay

2	PIMCO MUNICIPAL INTERVAL FUNDS

interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, or social unrest could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic, environmental, and political factors.

A Fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, environmental and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	DECEMBER 31, 2025	3

Important Information About the Funds (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Funds and their investments.

Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from volatility in the banking sector and accompanying market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of

4	PIMCO MUNICIPAL INTERVAL FUNDS

the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	01/31/2023	—	—	Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2025	5

Important Information About the Funds (Cont.)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO MUNICIPAL INTERVAL FUNDS

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ANNUAL REPORT	DECEMBER 31, 2025	7

PIMCO California Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2025

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2025†§

Municipal Bonds & Notes
Local or Guaranteed Housing	14.5%
Special Tax	12.6%
Health, Hospital & Nursing Home Revenue	8.4%
Electric Power & Light Revenue	8.3%
Ad Valorem Property Tax	6.8%
Tobacco Settlement Funded	5.3%
Highway Revenue Tolls	5.1%
Port, Airport & Marina Revenue	4.9%
College & University Revenue	3.8%
Sales Tax Revenue	2.9%
Industrial Revenue	2.4%
Water Revenue	2.2%
Special Assessment	1.7%
Lease (Abatement)	1.5%
Charter School Aid	1.2%
Other	4.4%
Loan Participations and Assignments	8.3%
U.S. Government Agencies	4.0%
Mutual Funds	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

8	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX	Class A-1 - CAFMX

Average Annual Total Return for the period ended December 31, 2025

	1 Year	Commencement of Operations*
PIMCO California Flexible Municipal Income Fund Institutional Class	3.24%	4.11%
PIMCO California Flexible Municipal Income Fund Class A-1	2.73%	3.57%
Bloomberg CA Muni 22+ Year Index	1.52%	3.63%
60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index**	1.70%	4.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* For class inception dates, please refer to the Important Information.

** Secondary Index is composed of 60% ICE 22y+ California and Puerto Rico Municipal Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1 shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1 shares.

The Fund’s total annual operating expense ratios, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.49% for Institutional Class shares and 2.99% for Class A-1 shares. As of December 31, 2025, the Fund’s Total Effective Leverage(1) was 17.10%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

ANNUAL REPORT	DECEMBER 31, 2025	9

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the housing sector contributed to performance, as the sector posted positive returns.

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the industrial revenue sector contributed to performance, as the sector posted positive returns.
»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Security selection within the resource recovery sector detracted from performance, as select securities held posted negative returns.

»	There were no other material detractors for this Fund.

10	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2025

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of December 31, 2025†§

Municipal Bonds & Notes
Local or Guaranteed Housing	13.6%
Health, Hospital & Nursing Home Revenue	11.9%
Industrial Revenue	5.9%
Tobacco Settlement Funded	5.7%
Natural Gas Revenue	5.2%
Ad Valorem Property Tax	4.9%
Port, Airport & Marina Revenue	4.1%
Sales Tax Revenue	3.9%
Water Revenue	3.3%
College & University Revenue	2.7%
Electric Power & Light Revenue	2.4%
Special Assessment	1.6%
Miscellaneous Taxes	1.2%
Economic Development Revenue	1.2%
Income Tax Revenue	1.1%
Highway Revenue Tolls	1.1%
Other	7.2%
Loan Participations and Assignments	12.5%
Short-Term Instruments	4.3%
U.S. Government Agencies	3.4%
Mutual Funds	1.6%
Other	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

ANNUAL REPORT	DECEMBER 31, 2025	11

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended December 31, 2025

	1 Year	5 Years	Commencement of Operations*
PIMCO Flexible Municipal Income Fund Institutional Class	2.85%	1.29%	3.94%
PIMCO Flexible Municipal Income Fund Class A-1	2.35%	0.79%	3.37%
PIMCO Flexible Municipal Income Fund Class A-2	2.33%	0.80%	3.36%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	0.28%	0.40%	3.06%
PIMCO Flexible Municipal Income Fund Class A-3	2.08%	0.53%	3.16%
Bloomberg Municipal Long 22+ Bond Index	1.95%	-0.31%	1.80%
60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index**	2.16%	0.69%	2.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* For class inception dates, please refer to the Important Information.

** Secondary Index is composed of 60% Bloomberg Municipal Long 22+ Bond Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratios, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.87% for Institutional Class, 3.37% for Class A-1 shares, 3.37% for Class A-2 shares and 3.62% for Class A-3 shares. As of December 31, 2025, the Fund’s Total Effective Leverage(1) was 25.44%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the healthcare sector contributed to performance, as the sector posted positive returns.

»	Exposure to the electric utility sector contributed to performance, as the sector posted positive returns.

»	The costs associated with one or more forms of leverage detracted from performance. That said,

the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Security selection within the resource recovery sector detracted from performance, as select securities held posted negative returns.

»	Security selection within the industrial revenue sector detracted from performance, as select securities held posted negative returns.

ANNUAL REPORT	DECEMBER 31, 2025	13

Index Descriptions

Index*	Index Description

Bloomberg Municipal Long 22+ Bond Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index	The ICE 22y+ California and Puerto Rico Municipal Index is a subset of the ICE Long Duration National Municipal Securities Index including only securities issued within the State of California and Puerto Rico. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated U.S. dollar denominated tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO MUNICIPAL INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2025	15

Financial Highlights (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

12/31/2025	$10.18	$0.37	$(0.05)	$0.32	$(0.37)	$(0.02)	$(0.39)

12/31/2024	10.26	0.35	(0.03)	0.32	(0.34)	(0.06)	(0.40)

12/31/2023	9.83	0.37	0.42	0.79	(0.36)	0.00	(0.36)

06/27/2022 - 12/31/2022	10.00	0.17	(0.18)	(0.01)	(0.16)	0.00	(0.16)

Class A-1

12/31/2025	10.18	0.32	(0.05)	0.27	(0.32)	(0.02)	(0.34)

12/31/2024	10.26	0.29	(0.03)	0.26	(0.28)	(0.06)	(0.34)

01/31/2023 - 12/31/2023	10.15	0.30	0.10	0.40	(0.29)	0.00	(0.29)

PIMCO Flexible Municipal Income Fund

Institutional Class

12/31/2025	$10.25	$0.42	$(0.14)	$0.28	$(0.43)	$0.00	$(0.43)

12/31/2024	10.24	0.45	0.00	0.45	(0.44)	0.00	(0.44)

12/31/2023	9.78	0.45	0.44	0.89	(0.43)	0.00	(0.43)

12/31/2022	11.88	0.38	(2.10)	(1.72)	(0.37)	(0.01)	(0.38)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	0.00	(0.28)

Class A-1

12/31/2025	10.25	0.37	(0.14)	0.23	(0.38)	0.00	(0.38)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.33	(2.10)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	0.00	(0.22)

Class A-2

12/31/2025	10.25	0.37	(0.14)	0.23	(0.38)	0.00	(0.38)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.34	(2.11)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	0.00	(0.23)

Class A-3

12/31/2025	10.25	0.34	(0.13)	0.21	(0.36)	0.00	(0.36)

12/31/2024	10.24	0.37	0.01	0.38	(0.37)	0.00	(0.37)

12/31/2023	9.78	0.37	0.45	0.82	(0.36)	0.00	(0.36)

12/31/2022	11.88	0.31	(2.11)	(1.80)	(0.29)	(0.01)	(0.30)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	0.00	(0.19)

16	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.11	3.24%	$108,851	2.03%		2.04%		1.02%		1.03%		3.67%		36%

10.18	3.19	93,970	2.35		2.38		1.04		1.07		3.37		52

10.26	8.21	82,578	0.78		0.92		0.75		0.89		3.72		52

9.83	(0.08)	46,863	0.65	*	1.18	*(g)	0.60	*	1.13	*(g)	3.38	*	53

10.11	2.73	11,555	2.53		2.54		1.52		1.53		3.17		36

10.18	2.59	10,162	2.85		2.88		1.54		1.57		2.78		52

10.26	4.04	4,634	1.36	*(h)	1.42	*(h)	1.33	*(h)	1.39	*(h)	3.27	*	52

$10.10	2.85%	$778,322	2.26%		2.26%		0.99%		0.99%		4.16%		64%

10.25	4.48	825,745	2.22		2.22		0.97		0.97		4.34		38

10.24	9.41	681,419	2.40		2.40		0.99		0.99		4.53		59

9.78	(14.59)	692,602	1.28	(f)	1.34	(f)	0.70	(f)	0.76	(f)	2.81		130

11.88	6.29	813,672	0.77	(f)	1.03	(f)	0.53	(f)	0.79	(f)	2.00		14

10.10	2.35	448,936	2.76		2.76		1.49		1.49		3.67		64

10.25	3.96	483,410	2.72		2.72		1.47		1.47		3.82		38

10.24	8.86	345,953	2.90		2.90		1.49		1.49		4.05		59

9.78	(15.02)	259,422	1.88	(f)	1.94	(f)	1.21	(f)	1.27	(f)	2.78		130

11.88	5.77	268,728	1.39	(f)	1.65	(f)	1.15	(f)	1.41	(f)	1.84		14

10.10	2.33	94,886	2.76		2.76		1.49		1.49		3.68		64

10.25	3.97	70,986	2.72		2.72		1.47		1.47		3.85		38

10.24	8.86	66,235	2.90		2.90		1.49		1.49		4.07		59

9.78	(15.01)	44,043	2.00	(f)	2.06	(f)	1.25	(f)	1.31	(f)	2.90		130

11.88	5.81	25,274	1.40	(f)	1.66	(f)	1.16	(f)	1.42	(f)	1.86		14

10.10	2.08	289,122	3.01		3.01		1.74		1.74		3.42		64

10.25	3.71	283,997	2.97		2.97		1.72		1.72		3.59		38

10.24	8.58	255,569	3.15		3.15		1.74		1.74		3.80		59

9.78	(15.24)	226,512	1.85	(f)	1.91	(f)	1.27	(f)	1.33		2.25		130

11.88	5.50	269,710	1.42	(f)	1.68	(f)	1.18	(f)	1.44	(f)	1.45		14

ANNUAL REPORT	DECEMBER 31, 2025	17

Financial Highlights (Consolidated) (Cont.)

Ratios/Supplemental Data

	RVMTP(3)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(4)

PIMCO California Flexible Municipal Income Fund

12/31/2025	$25,000,000	$581,560	$100,000	N/A

12/31/2024	25,000,000	516,380	100,000	N/A

12/31/2023	N/A	N/A	N/A	N/A

06/27/2022 - 12/31/2022	N/A	N/A	N/A	N/A

PIMCO Flexible Municipal Income Fund

12/31/2025	$550,000,000	$392,920	$100,000	N/A

12/31/2024	400,000,000	515,980	100,000	N/A

12/31/2023	400,000,000	437,250	100,000	N/A

12/31/2022	400,000,000	405,570	100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 13, Preferred Shares in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. The expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the Fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 1.98% and 1.93%, respectively.

(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP Shares, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per Preferred Share.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]	Remarketable Variable Rate MuniFund Term Preferred (“RVMTP”) Shares. Prior to December 6, 2021, certain RVMTP Shares were Variable Rate MuniFund Term Preferred Shares. See Note 13, Preferred Shares.
[4]

The RVMTP Shares have no readily ascertainable market value. The liquidation value of the RVMTP Shares represent their liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

18	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities PIMCO California Flexible Municipal Income Fund

December 31, 2025

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$146,253

Financial Derivative Instruments
Exchange-traded or centrally cleared	12
Cash	758
Deposits with counterparty	461
Receivable for Fund shares sold	118
Interest and/or dividends receivable	1,463

Total Assets	149,065

Liabilities:

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	$24,843
Payable for unfunded loan commitments	3,335
Distributions payable to common shareholders	194
Accrued management fees	95
Accrued servicing fees	5
Accrued reimbursement to PIMCO	10
Other liabilities	177

Total Liabilities	28,659

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$120,406

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0
Paid in capital	117,971
Distributable earnings (accumulated loss)	2,435

Net Assets Applicable to Common Shareholders	$120,406

Institutional Class	$108,851
Class A-1	11,555

Common Shares Outstanding

Institutional Class	10,765
Class A-1	1,143

Net Asset Value Per Common Share(a):

Institutional Class	$10.11
Class A-1	10.11

Cost of investments in securities	$143,625

Cost or premiums of financial derivative instruments, net	$180

** Includes unamortized debt issuance cost of	$157

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	DECEMBER 31, 2025	19

Consolidated Statements of Assets and Liabilities PIMCO Flexible Municipal Income Fund

December 31, 2025

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,236,859

Financial Derivative Instruments
Exchange-traded or centrally cleared	158
Cash	2,838
Deposits with counterparty	6,142
Receivable for investments sold	1,440
Receivable for Fund shares sold	4,184
Interest and/or dividends receivable	22,211
Reimbursement receivable from PIMCO	4

Total Assets	2,273,836

Liabilities:

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	$549,703
Payable for unfunded loan commitments	107,875
Distributions payable	2,395
Accrued management fees	1,405
Accrued servicing fees	424
Other liabilities	768

Total Liabilities	662,570

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$1,611,266

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$2
Paid in capital	1,783,318
Distributable earnings (accumulated loss)	(172,054)

Net Assets Applicable to Common Shareholders	$1,611,266

Institutional Class	$778,322
Class A-1	448,936
Class A-2	94,886
Class A-3	289,122

Common Shares Outstanding:

Institutional Class	77,066
Class A-1	44,451
Class A-2	9,395
Class A-3	28,628

Net Asset Value Per Common Share(a):

Institutional Class	$10.10
Class A-1	10.10
Class A-2	10.10
Class A-3	10.10

Cost of investments in securities	$2,271,459

Cost or premiums of financial derivative instruments, net	$4,743

* Includes repurchase agreements of:	$96,300

** Includes unamortized debt issuance cost of	$297

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Operations PIMCO California Flexible Municipal Income Fund

Year Ended December 31, 2025
(Amounts in thousands†)

Investment Income:

Interest	$6,136
Dividends	216
Miscellaneous income	1
Total Income	6,353

Expenses:

Management fees	1,024
Distribution and/or servicing fees - Class A-1	53
Trustee fees and related expenses	15
Interest expense	1,123
Auction agent fees and commissions	8
Miscellaneous expense	111
Total Expenses	2,334
Waiver and/or Reimbursement by PIMCO	(15)
Net Expenses	2,319

Net Investment Income (Loss)	4,034

Net Realized Gain (Loss):

Investments in securities	(355)
Exchange-traded or centrally cleared financial derivative instruments	(228)

Net Realized Gain (Loss)	(583)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	522
Exchange-traded or centrally cleared financial derivative instruments	(46)

Net Change in Unrealized Appreciation (Depreciation)	476

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,927

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2025	21

Consolidated Statements of Operations PIMCO Flexible Municipal Income Fund

Year Ended December 31, 2025
(Amounts in thousands†)

Investment Income:

Interest	$101,557
Dividends	3,192
Miscellaneous income	31
Total Income	104,780

Expenses:

Management fees	16,007
Distribution and/or servicing fees - Class A-1	2,371
Distribution and/or servicing fees - Class A-2	404
Distribution and/or servicing fees - Class A-3	2,183
Trustee fees and related expenses	120
Interest expense	20,740
Paying and Redemption Agent Fees	88
Miscellaneous expense	6
Total Expenses	41,919

Net Investment Income (Loss)	62,861

Net Realized Gain (Loss):

Investments in securities	(18,798)
Exchange-traded or centrally cleared financial derivative instruments	24

Net Realized Gain (Loss)	(18,774)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,925)
Exchange-traded or centrally cleared financial derivative instruments	188

Net Change in Unrealized Appreciation (Depreciation)	(3,737)

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,350

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO California Flexible Municipal Income Fund

(Amounts in thousands†)	Year Ended December 31, 2025	Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,034	$3,204
Net realized gain (loss)	(583)	932
Net change in unrealized appreciation (depreciation)	476	(1,201)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	3,927	2,935

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,927)	(3,511)
Class A-1	(364)	(284)

Total Distributions to Common Shareholders(a)	(4,291)	(3,795)

Common Share Transactions*:

Receipts for shares sold	22,852	19,362
Issued as reinvestment of distributions	2,112	1,971
Cost of shares repurchased	(8,326)	(3,553)
Net increase (decrease) resulting from common share transactions	16,638	17,780

Total increase (decrease) in net assets applicable to common shareholders	16,274	16,920

Net Assets Applicable to Common Shareholders:

Beginning of year	104,132	87,212
End of year	$120,406	$104,132

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2,Distributions — Common Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2025	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Year Ended December 31, 2025	Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$62,861	$61,060
Net realized gain (loss)	(18,774)	2,299
Net change in unrealized appreciation (depreciation)	(3,737)	(5,954)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	40,350	57,405

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(33,521)	(32,246)
Class A-1	(17,973)	(15,654)
Class A-2	(3,073)	(2,800)
Class A-3	(10,316)	(9,570)

Total Distributions to Common Shareholders(a)	(64,883)	(60,270)

Common Share Transactions*:

Receipts for shares sold	335,260	478,333
Issued as reinvestment of distributions	37,852	35,505
Cost of shares repurchased	(401,451)	(196,011)
Net increase (decrease) resulting from common share transactions	(28,339)	317,827

Total increase (decrease) in net assets applicable to common shareholders	(52,872)	314,962

Net Assets Applicable to Common Shareholders:

Beginning of year	1,664,138	1,349,176
End of year	$1,611,266	$1,664,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Cash Flows

Year Ended December 31, 2025
(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,927	$40,350

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(68,645)	(1,444,416)
Proceeds from sales of long-term securities	47,379	1,340,005
(Purchases) Proceeds from sales of short-term portfolio investments, net	7,021	74,610
(Increase) decrease in deposits with counterparty	(255)	(1,552)
(Increase) decrease in receivable for investments sold	291	(453)
(Increase) decrease in interest and/or dividends receivable	(192)	(1,109)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(269)	228
(Increase) decrease in reimbursement receivable from PIMCO	26	0
Increase (decrease) in payable for investments purchased	(790)	(77,300)
Increase (decrease) in accrued management fees	13	95
Increase (decrease) in accrued servicing fees	1	9
Increase (decrease) in other liabilities	(159)	293
Net Realized (Gain) Loss
Investments in securities	355	18,798
Exchange-traded or centrally cleared financial derivative instruments	228	(24)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(522)	3,925
Exchange-traded or centrally cleared financial derivative instruments	46	(188)
Net amortization (accretion) on investments	(629)	(12,687)
Amortization of debt issuance cost	(55)	144
Net Cash Provided by (Used for) Operating Activities	(12,229)	(59,272)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	22,812	338,237
Payments on shares redeemed	(8,326)	(401,451)
Cash distributions paid*	(2,127)	(26,794)
Proceeds from sale-buyback transactions	13,811	227,035
Payments on sale-buyback transactions	(13,811)	(227,035)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	158	149,723
Net Cash Received from (Used for) Financing Activities	12,517	59,715

Net Increase (Decrease) in Cash and Foreign Currency	288	443

Cash and Foreign Currency:

Beginning of year	470	2,395
End of year	$758	$2,838
* Reinvestment of distributions	$2,112	$37,852

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,179	$20,580
Non-Cash Payment In-Kind	$0	$152

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2025	25

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.1%

3412 Victoria
TBD% - 12.000% due 04/01/2044 «~µ	$217	$217

4345 Matilja
TBD% - 19.000% due 04/01/2044 «~µ	305	305

5625 Case
TBD% - 19.000% due 04/01/2044 «~µ	323	323

5749 Brynhurst
TBD% - 16.000% due 04/01/2044 «~µ	274	274

8911 Ramsgate
TBD% - 19.000% due 04/01/2044 «~µ	338	338

Altrudy Lane Senior Apartments
4.040% - 9.695% due 05/01/2038 «~(f)	1,394	1,335
4.230% - 9.672% due 04/01/2041 «~(f)	3,861	3,516

AM Bidco Operations LLC
TBD% - 3.792% (TSFR3M + 0.000%) due 10/21/2027 «~µ(f)	226	187

California Housing Finance Agency
TBD% - 19.000% due 04/01/2028 «~µ	2,468	2,468

City of Woodland
4.400% - 9.606% due 09/01/2034 «~(f)	712	698

Federal Building 10
8.000% due 07/31/2026 «~	2,500	2,500

Total Loan Participations and Assignments (Cost $11,978)		12,161

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Wild Rivers Water Park
8.500% due 11/01/2051	200	156

Total Corporate Bonds & Notes (Cost $174)		156

MUNICIPAL BONDS & NOTES 104.2%

ARKANSAS 0.4%

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.375% due 07/01/2048	500	542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 87.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, (AGM Insured), Series 2024
0.000% due 10/01/2053 (c)	$2,200	$586

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (d)	1,000	564

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2024
2.000% due 10/01/2054	985	985

Bay Area Toll Authority, California Revenue Bonds, Series 2023
1.700% due 04/01/2055	2,000	2,000

Bay Area Toll Authority, California Revenue Bonds, Series 2024
1.700% due 04/01/2059	4,500	4,500

Burbank-Glendale-Pasadena Airport Authority Brick Campaign, California Revenue Bonds, (AGM Insured), Series 2024
4.250% due 07/01/2043	1,375	1,347

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,268

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053	500	524
5.000% due 02/01/2054	300	319
5.250% due 01/01/2054	300	319
5.250% due 11/01/2054	750	797
5.500% due 10/01/2054	590	644

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	3,000	3,217
5.000% due 01/01/2055	1,000	1,043
5.000% due 02/01/2055	1,000	1,082

California Community Choice Financing Authority Revenue Bonds, Series 2025
5.000% due 01/01/2056	1,245	1,313

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	493

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	1,500	286
5.000% due 06/01/2050	440	411

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	1,000	1,002

California Educational Facilities Authority Revenue Bonds, Series 2023
5.500% due 10/01/2053	500	484

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	$1,500	$1,507

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2040	500	506

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	500	518

California Health Facilities Financing Authority Revenue Bonds, Series 2023
1.750% due 03/01/2041	2,000	2,000

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.250% due 10/01/2050	1,500	1,708

California Housing Finance Agency Revenue Bonds, (FHLMC Insured), Series 2024
4.100% due 07/01/2040	1,000	1,010

California Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 2024
4.250% due 08/01/2041	1,400	1,418

California Housing Finance Agency Revenue Bonds, (HUD Insured), Series 2024
5.970% due 11/01/2053	2,000	2,015

California Housing Finance Agency Revenue Bonds, Series 2021
3.500% due 11/20/2035	648	642

California Housing Finance Revenue Bonds, Series 2019
4.000% due 03/20/2033	427	437

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,750	1,747
6.000% due 03/01/2053	1,000	1,017
7.000% due 03/01/2053	250	251

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	3,915	352
5.000% due 01/01/2056	310	266

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2024
5.125% due 07/01/2054	500	463

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	200	205

California Municipal Finance Authority Revenue Bonds, (FNMA Insured), Series 2024
4.450% due 12/01/2042	900	908

California Municipal Finance Authority Revenue Bonds, Series 2021
3.450% due 07/01/2041	800	800
4.000% due 11/01/2036	500	479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2024
5.500% due 05/01/2044	$350	$354
6.000% due 01/01/2039	3,000	3,131

California Municipal Finance Authority Revenue Bonds, Series 2025
3.536% due 02/20/2041	994	879
4.217% due 11/20/2040	999	1,001
5.375% due 11/01/2045	775	791
5.625% due 11/01/2054	500	509

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (f)	220	212

California Municipal Finance Authority Special Tax Bonds, Series 2024
5.000% due 09/01/2039	275	289
5.000% due 09/01/2044	325	329
5.000% due 09/01/2049	675	674
5.125% due 09/01/2054	500	507

California Municipal Finance Authority Special Tax Bonds, Series 2025
5.000% due 09/01/2040	1,360	1,422
5.000% due 09/01/2045	950	962
5.250% due 09/01/2045	600	620

California Municipal Finance Authority Special Tax Notes, Series 2024
4.250% due 09/01/2034	245	255

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	257

California Public Finance Authority Revenue Bonds, Series 2022
4.000% due 07/15/2038	500	521

California Public Finance Authority Revenue Bonds, Series 2025
5.000% due 11/01/2049	750	760

California School Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2054	525	505
5.000% due 07/01/2059	500	504

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	500	500

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2034	1,200	1,207

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500	495

California State University Revenue Bonds, Series 2025
5.250% due 11/01/2050	500	544

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	2,000	2,102

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	27

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2041	$500	$501
5.000% due 12/01/2046	400	400

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	300	301
5.500% due 12/01/2058	300	303

California Statewide Communities Development Authority Revenue Notes, Series 2025
5.000% due 10/01/2035	1,100	1,292

California Statewide Communities Development Authority Special Assessment Bonds, Series 2024
5.000% due 09/02/2049	525	536
5.000% due 09/02/2054	575	585

California Statewide Communities Development Authority Special Tax Bonds, Series 2025
4.375% due 09/02/2040	915	925
5.000% due 09/01/2045	1,820	1,856
5.000% due 09/02/2050	500	512

Central Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2025
5.250% due 08/01/2050	1,000	1,053

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2039 (c)	385	220

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	500	542

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	220	201

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	595	526

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	445	352
4.000% due 02/01/2057	250	186

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	250	258

Eastern Municipal Water District, California Revenue Bonds, Series 2018
1.550% due 07/01/2046	1,000	1,000

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	500	501

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	250	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2046	$1,000	$960

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,000	490
3.714% due 06/01/2041	500	389
3.850% due 06/01/2050	135	123

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,500	1,482

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (c)	2,000	834

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	1,000	901

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	250	254

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
0.000% due 09/01/2049 (c)	1,300	417

Irvine, California Special Assessment Bonds, Series 2004
2.000% due 09/02/2029	1,000	1,000

Lincoln, California Special Tax Bonds, Series 2025
5.000% due 09/01/2050	570	571
5.050% due 09/01/2055	500	499

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (c)	500	306

Los Angeles County, California Development Authority Revenue Bonds, Series 2025
3.350% due 09/01/2059	500	506

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2038	1,000	1,058

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	500	487

Los Angeles Housing Authority, California Revenue Bonds, (FNMA Insured), Series 2024
4.500% due 07/01/2046	600	587

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	500	553

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330	406

Menifee Union School District, California General Obligation Bonds, Series 2023
4.000% due 08/01/2046	500	491

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain House Community Facilities District, California Special Tax Bonds, Series 2025
5.000% due 09/01/2040	$500	$523

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2051	600	562

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	250	255

Orange County, California Community Facilities District Special Tax Bonds, Series 2023
5.500% due 08/15/2048	1,500	1,569

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	1,000	371

River Islands Public Financing Authority, California Special Tax Bonds, Series 2022
5.750% due 09/01/2052	250	259

River Islands Public Financing Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,000	994

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	770	779

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	500	513

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270	287
5.000% due 09/01/2047	100	101

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	500	441

Salinas Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
4.375% due 06/01/2047	1,000	1,006

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500	457

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	700	726

San Diego Unified School District, California General Obligation Bonds, Series 2023
4.000% due 07/01/2053	500	472

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	250	252

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2039	1,000	1,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Joaquin Valley Clean Energy Authority, California Revenue Bonds, Series 2025
5.500% due 01/01/2056	$700	$791

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	250	243

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	1,000	1,003

Santa Cruz City High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,000	999

Stockton Community Facilities District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2044	380	385
5.000% due 09/01/2054	650	642

Tejon Ranch Public Facilities Finance Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	300	301

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	5,015	787

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	2,000	414
5.000% due 06/01/2034	250	265
5.000% due 06/01/2048	1,000	1,000

University of California Revenue Bonds, Series 2013
1.700% due 05/15/2048	1,400	1,400

Vacaville, California Special Tax Bonds, Series 2025
5.250% due 09/01/2055	1,000	1,017

		105,165

COLORADO 0.8%

Colorado Housing and Finance Authority Revenue Bonds, Series 2024
6.350% due 06/01/2054	300	298

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	500	415

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.250% due 12/01/2032	250	257

		970

GEORGIA 0.1%

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	100	102

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	29

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IDAHO 0.2%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	$215	$205

ILLINOIS 0.8%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2025
5.000% due 12/01/2040	1,000	981

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(a)	280	14

IOWA 0.2%

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250	223

MICHIGAN 1.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	249	195

Michigan State Hospital Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2055	1,000	1,109

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	1,500	205

		1,509

MULTI-STATE 0.3%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	485	410

NEVADA 0.1%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	1,000	158

NEW HAMPSHIRE 1.0%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.817% due 12/20/2036	482	487

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
3.925% due 07/20/2039	793	776

		1,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.2%

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	$100	$86

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	207

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	1,000	1,102

		1,395

OHIO 1.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	3,200	238
5.000% due 06/01/2055	1,850	1,500

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	300	270

		2,008

PENNSYLVANIA 0.1%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	22	24
8.000% due 06/30/2034	44	44

		68

PUERTO RICO 7.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,543	989
0.000% due 11/01/2051	1,735	1,136

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,250	1,157

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	793	772

Puerto Rico Electric Power Authority
3.625% due 07/01/2026 ^(a)	300	200

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040 ^(a)	1,000	670

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	5,000	1,680
0.000% due 07/01/2051 (c)	4,500	1,132
5.000% due 07/01/2058	1,000	965

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	$250	$245

		8,946

TEXAS 0.9%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(a)	250	3

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043 ^(a)	110	11

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	250	245

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	235

Houston, Texas Airport System Revenue Notes, Series 2024
5.250% due 07/15/2034	500	538

		1,032

VIRGINIA 0.1%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	190	184

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	1,250	121

WISCONSIN 0.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
6.500% due 06/01/2045	125	112

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (c)	100	76

		188

Total Municipal Bonds & Notes (Cost $123,161)		125,484

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.9%

Federal Home Loan Mortgage Corp.
3.600% due 12/01/2040 - 06/01/2043	$1,225	$1,118
3.660% due 01/01/2039	728	680
3.720% due 01/01/2041	1,962	1,820
3.850% due 02/01/2038 - 07/01/2041	2,367	2,226

Total U.S. Government Agencies (Cost $5,754)		5,844

	SHARES
MUTUAL FUNDS 2.1%

BlackRock California Municipal Income Trust	68,750	738

Nuveen California AMT-Free Quality Municipal Income Fund	70,100	872

Nuveen California Quality Municipal Income Fund	73,900	873

Total Mutual Funds (Cost $2,444)		2,483

COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

AM Bidco Holdings LLC «(b)	9	0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.650% due 06/01/2026 (e)	125,000	125

Total Preferred Securities (Cost $114)		125

Total Investments in Securities (Cost $143,625)		146,253

Total Investments 121.5% (Cost $143,625)		$146,253

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (20.6)%		(24,843)

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $180)		12

Other Assets and Liabilities, net (0.9)%		(1,016)

Net Assets Applicable to Common Shareholders 100.0%		$120,406

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	31

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.

(b)	Security did not produce income within the last twelve months.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
AM Bidco Operations LLC	TBD% -3.792%	10/21/2027	10/212025	$191	$187	0.16%
Altrudy Lane Senior Apartments	4.040	05/01/2038	01/09/2025	1,281	1,335	1.11
Altrudy Lane Senior Apartments	4.230	04/01/2041	01/09/2025	3,395	3,516	2.92
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	12/06/2023	204	212	0.18
City of Woodland	4.400	09/01/2034	07/26/2023	685	698	0.58

				$5,756	$5,948	4.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended December 31, 2025 was $(77) at a weighted average interest rate of 4.383%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2026	33	$(3,710)	$6	$6	$0

Total Futures Contracts				$6	$6	$0

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.500%	Annual	09/17/2055	$1,800	$180	$30	$210	$6	$0

Total Swap Agreements						$180	$30	$210	$6	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$6	$6	$12	$0	$0	$0	$0

Cash of $461 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2025. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$12	$12

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	33

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(228)	$(228)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(76)	$(76)
Swap Agreements	0	0	0	0	30	30

	$0	$0	$0	$0	$(46)	$(46)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$12,161	$12,161
Corporate Bonds & Notes
Industrials	0	156	0	156
Municipal Bonds & Notes
Arkansas	0	542	0	542
California	0	105,165	0	105,165
Colorado	0	970	0	970
Georgia	0	102	0	102
Idaho	0	205	0	205
Illinois	0	981	0	981
Indiana	0	14	0	14
Iowa	0	223	0	223
Michigan	0	1,509	0	1,509
Multi-State	0	410	0	410
Nevada	0	158	0	158
New Hampshire	0	1,263	0	1,263
New York	0	1,395	0	1,395
Ohio	0	2,008	0	2,008
Pennsylvania	0	68	0	68
Puerto Rico	0	8,946	0	8,946
Texas	0	1,032	0	1,032
Virginia	0	184	0	184
West Virginia	0	121	0	121
Wisconsin	0	188	0	188
U.S. Government Agencies	0	5,844	0	5,844
Mutual Funds	2,483	0	0	2,483
Preferred Securities
Banking & Finance	0	125	0	125

Total Investments	$2,483	$131,609	$12,161	$146,253

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12

Total Financial Derivative Instruments	$0	$12	$0	$12

Totals	$2,483	$131,621	$12,161	$146,265

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2025:

Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2025(1)
Investments in Securities, at Value
Loan Participations and Assignments	$735	$11,355	$(184)	$46	$14	$195	$0	$0	$12,161	$204

Totals	$735	$11,355	$(184)	$46	$14	$195	$0	$0	$12,161	$204

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$9,474	Discounted Cash Flow	Discount Rate	4.860-6.400	5.481
	2,687	Recent Transaction	Purchase Price	82.578-100.016	98.804

Total	$12,161

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	35

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 17.4%

3412 Victoria
TBD% - 12.000% due 04/01/2044 «~µ	$2,980	$2,980

3981 Meier
TBD% - 19.000% due 04/01/2044 «~µ	3,479	3,479

4345 Matilja
TBD% - 19.000% due 04/01/2044 «~µ	4,177	4,177

5625 Case
TBD% - 19.000% due 04/01/2044 «~µ	4,402	4,402

5749 Brynhurst
TBD% - 16.000% due 04/01/2044 «~µ	3,754	3,754

8911 Ramsgate
TBD% - 19.000% due 04/01/2044 «~µ	4,413	4,413

AM Bidco Operations LLC
TBD% - 3.792% (TSFR3M + 0.000%) due 10/21/2027 «~µ(f)	10,236	8,452

Anchor Senior Living
6.020% - 8.831% due 10/01/2042 «~(f)	13,197	14,193

Bonnie Brae
7.095% due 06/01/2059 «~	3,700	3,728
7.095% due 06/02/2059 «~	12,800	12,982

California Housing Finance Agency
TBD% - 19.000% due 04/01/2028 «~µ	39,566	39,558

Cambridge House II
TBD% - 10.987% due 02/01/2027 «~µ	8,200	8,205

Camelot Apartments LLC
7.000% - 7.335% due 09/12/2026 «~	7,295	7,296

City of Woodland
4.400% - 9.606% due 09/01/2034 «~(f)	13,443	13,179

Crossroads Square Partners LP
7.000% - 7.335% due 10/13/2026 «~	7,070	7,071

Fairbanks Square Affordable Housing
6.070% - 8.702% due 10/01/2030 «~	5,931	6,133

Fairhaven Glen
TBD% - 16.000% due 11/01/2027 «~µ	10,105	10,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBD% - 16.000% due 12/12/2041 «~µ	$890	$890
TBD% - 16.000% due 01/01/2067 «~	12,210	12,159

Falcon PK
TBD% - 16.000% due 11/01/2026 «~µ	2,800	2,800
TBD% - 16.000% due 10/26/2063 «~µ	13,900	14,268

Federal Building 10
8.000% due 07/31/2026 «~	4,000	4,001

La Serena
TBD% - 10.987% due 01/04/2027 «~µ	18,976	18,979

Laurel Wood Apartments
TBD% - 16.000% due 01/01/2043 «~µ	15,225	15,261

MacArthur Place Borrower LLC
TBD% - 10.987% due 09/30/2026 «~µ	4,539	4,540

Maple Oaks
TBD% - 16.000% due 06/01/2027 «~µ	4,830	4,830
6.200% - 8.272% due 12/01/2042 «~	8,927	8,927

Peachtree Canyon Apartments LLLP
TBD% - 10.987% due 01/30/2027 «~µ	11,844	11,849

Touro Shakespeare
TBD% - 16.000% due 06/01/2028 «~µ	9,040	9,040
TBD% - 16.000% due 01/01/2044 «~µ	1,130	1,130

Vineyard At Iowa
TBD% - 10.987% due 11/15/2026 «~µ	10,100	10,103

West Branch & River Road
7.060% - 7.318% due 01/01/2043 «~	6,800	6,800

Total Loan Participations and Assignments (Cost $278,619)		279,684

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.6%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	9,859	7,327

Credit Suisse AG AT1 Claim	3,000	885

VM Fund I LLC
8.625% due 02/28/2031 «	1,154	1,178

		9,390

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.6%

Sutter Health
5.537% due 08/15/2035	$3,500	$3,655

Toll Road Investors Partnership II LP
0.000% due 02/15/2043 (d)	6,596	2,334

Wild Rivers Water Park
8.500% due 11/01/2051	5,300	4,124

		10,113

Total Corporate Bonds & Notes (Cost $21,763)		19,503

MUNICIPAL BONDS & NOTES 106.5%

ALABAMA 4.7%

Baldwin County, Alabama Industrial Development Authority Revenue Bonds, Series 2025
4.625% due 06/01/2055	1,700	1,708
5.000% due 06/01/2055	6,300	6,427

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	3,520	3,603

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.250% due 12/01/2053	2,950	3,179
5.500% due 06/01/2049	3,840	4,052
5.500% due 10/01/2054	5,400	5,937

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2025
5.000% due 12/01/2055	9,900	10,595

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2025
5.000% due 10/01/2035	7,500	7,948

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,900	2,105

Mobile County, Alabama Industrial Development Authority Revenue Bonds, Series 2024
5.000% due 06/01/2054	7,365	7,042

Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2016
5.000% due 03/01/2028 ^(b)	4,350	435
5.000% due 03/01/2030 ^(b)	4,305	431

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,173

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2024
5.000% due 11/01/2035	8,600	9,138

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2025
5.000% due 01/01/2056	6,300	6,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southeast Energy Authority A Cooperative District, Alabama Revenue Notes, Series 2025
5.000% due 11/01/2035	$2,700	$2,899

		75,241

ARIZONA 1.1%

Arizona Industrial Development Authority Revenue Bonds, Series 2021
6.000% due 07/01/2051 ^(b)	1,500	35

Arizona Industrial Development Authority Revenue Bonds, Series 2025
0.000% due 01/01/2059 (e)	3,935	1,526
5.125% due 01/01/2059	10,228	8,615

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031 ^(b)	325	8

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049 ^(b)	1,500	1,200

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	2,180	2,118

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2016
3.500% due 07/01/2026	260	259

Salt Verde Financial Corp. Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,258

		17,019

ARKANSAS 0.7%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	10,000	9,722

Arkansas Development Finance Authority Revenue Bonds, Series 2020
4.750% due 09/01/2049	1,300	1,274

		10,996

CALIFORNIA 7.8%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.500% due 10/01/2054	2,465	2,691

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	7,010	3,454

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,500	1,946

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	37

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	$5,200	$990

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.250% due 10/01/2050	4,000	4,555

California Housing Finance Agency Revenue Bonds, (HUD Insured), Series 2024
5.970% due 11/01/2053	5,300	5,340

California Housing Finance Revenue Bonds, Series 2024
6.000% due 03/01/2053	12,300	12,503
7.000% due 03/01/2053	3,250	3,259

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	2,880	259

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2043	1,000	1,005

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	901

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	3,655	3,504

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	7,000	7,305

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	1,435	1,312

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(b)	2,451	0

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	2,710	2,710

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,755	2,518

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	5,445	4,812
4.000% due 12/01/2045	3,500	2,614

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	790	624
4.000% due 02/01/2057	5,500	4,090

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (e)	11,000	7,239
4.300% due 07/01/2059	5,000	3,980
5.000% due 09/01/2037	2,325	2,371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	$850	$789

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	69,295	6,793
3.714% due 06/01/2041	2,970	2,312
3.850% due 06/01/2050	5,205	4,760
4.214% due 06/01/2050	1,100	805

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,900	1,877

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	1,803

Inland Empire Tobacco Securitization Corp. California Revenue Bonds, Series 2019
3.678% due 06/01/2038	2,315	2,245

River Islands Public Financing Authority, California Special Tax Bonds, Series 2022
5.750% due 09/01/2052	3,000	3,111

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2046	1,200	1,081

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	6,385	6,974

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	7,500	7,518

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (d)	28,500	4,473

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	207
5.000% due 06/01/2048	1,150	1,129

		125,859

COLORADO 3.8%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	4,000	3,852

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	6,250	4,958

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2017
5.000% due 12/01/2037	4,500	4,502

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	700	521
7.900% due 12/15/2050	1,125	1,118

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Bridge & Tunnel Enterprise Revenue Bonds, (AGM Insured), Series 2024
5.000% due 12/01/2041	$1,000	$1,104
5.000% due 12/01/2042	1,000	1,093
5.000% due 12/01/2043	1,000	1,083

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	866

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.500% due 11/01/2047	4,000	4,208

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (e)	6,375	5,286

Colorado State Certificates of Participation Bonds, Series 2017
4.000% due 03/15/2042	3,000	2,993

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	9,198	9,404

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.000% due 12/01/2027	1,165	1,172
5.250% due 12/01/2032	3,170	3,266

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,500	2,504

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,446

Reunion Metropolitan District, Colorado Revenue Bonds, Series 2021
3.625% due 12/01/2044	4,994	3,702

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,915	2,787

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,000	787

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	391

Vail Home Partners Corp. Colorado Revenue Bonds, Series 2025
5.875% due 10/01/2055	2,500	2,544

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	999

		61,586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 1.9%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2010
1.950% due 07/01/2049	$30,000	$30,000

DELAWARE 1.9%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.956% due 04/01/2039	4,655	4,852
4.037% due 04/01/2039	21,460	20,672
7.120% due 04/01/2039	3,785	3,640
7.570% due 04/01/2039	865	867

		30,031

DISTRICT OF COLUMBIA 0.3%

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2018
5.000% due 10/01/2038	3,200	3,300

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2024
5.250% due 10/01/2046	2,000	2,089

		5,389

FLORIDA 4.4%

Angeline Community Development District, Florida Special Assessment Bonds, Series 2025
5.500% due 05/01/2045	925	936

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.375% due 05/01/2043	3,440	3,468

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,598
5.000% due 10/01/2032	1,350	1,432

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,708

Capital Trust Agency Inc, Florida Revenue Bonds, Series 2021
5.000% due 01/01/2056	1,500	1,264

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(b)	500	105
5.000% due 07/01/2043 ^(b)	250	8
5.250% due 07/01/2048 ^(b)	250	8

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (d)	2,390	1,443

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	39

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	$5,470	$475

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.375% due 06/15/2058	3,580	3,649

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	500	469

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2025
6.125% due 10/01/2055	2,100	2,180

Crosswinds East Community Development District, Florida Special Assessment Bonds, Series 2024
5.500% due 05/01/2044	1,000	1,024

Florida Development Finance Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 07/01/2044	7,000	6,879
5.250% due 07/01/2047	2,300	2,265
5.250% due 07/01/2053	5,750	5,662

Florida Higher Educational Facilities Financing Authority Revenue Bonds, Series 2025
6.000% due 07/01/2045	4,900	4,884
6.250% due 07/01/2055	1,000	995

Florida Local Government Finance Commission Revenue Bonds, Series 2025
6.625% due 11/15/2045	1,500	1,584
6.750% due 11/15/2055	1,000	1,042

Gas Worx Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	1,000	1,026

Gas Worx Community Development District, Florida Special Assessment Notes, Series 2025
4.625% due 05/01/2030	345	352

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	3,335	3,336

Hamilton Bluff Community Development District, Florida Special Assessment Bonds, Series 2024
5.800% due 05/01/2054	1,000	1,005

Lakes of Sarasota Community Development District, Florida Revenue Bonds, Series 2018
5.000% due 07/01/2041	5,000	5,118

Lakewood Ranch Stewardship District, Florida Special Assessment Bonds, Series 2025
5.800% due 05/01/2045	2,565	2,666

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	1,230	1,231

Newfield Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	1,800	1,845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County Health Facilities Authority, Florida Revenue Bonds, Series 2024
5.000% due 08/01/2054	$1,090	$1,075

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2035 (d)	1,250	836

Pasadena Ridge Community Development District, Florida Special Assessment Bonds, Series 2025
5.500% due 05/01/2045	1,560	1,558

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033 ^(b)	2,025	547

Reflection Bay Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	745	762

Reflection Bay Community Development District, Florida Special Assessment Notes, Series 2025
4.500% due 05/01/2030	330	335

Rivers Edge III Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	350	362

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	1,000	954

Sunrise Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	1,000	993

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2037 (d)	800	496

Tampa-Hillsborough County, Florida Expressway Authority Revenue Bonds, Series 2017
4.000% due 07/01/2042	2,450	2,454

Village Community Development District No. 15, Florida Special Assessment Notes, Series 2023
4.250% due 05/01/2028	385	390

		70,419

GEORGIA 3.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(b)	400	228

Atlanta Development Authority, Georgia Revenue Bonds, Series 2024
0.000% due 12/15/2048 (e)	5,200	4,673

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	700	715

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,800	2,597

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.125% due 04/01/2053	$4,360	$4,470

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	2,000	1,553

Housing Authority of Douglas County, Georgia Revenue Bonds, (FNMA Insured), Series 2025
5.100% due 02/01/2044	1,550	1,637

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	6,350	6,505
5.000% due 12/01/2052	15,500	16,215

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,000	2,150

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2025
5.000% due 12/01/2055	2,300	2,451

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2049	8,575	8,578

Municipal Electric Authority of Georgia Revenue Bonds, Series 2024
5.000% due 01/01/2040	1,250	1,347

		53,119

GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	1,500	1,509

IDAHO 0.1%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	1,720	1,641

ILLINOIS 7.2%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2036	5,900	5,843

Chicago Board of Education, Illinois General Obligation Bonds, Series 2023
5.875% due 12/01/2047	3,580	3,606

Chicago Board of Education, Illinois General Obligation Bonds, Series 2025
5.750% due 12/01/2050	9,800	9,757
6.000% due 12/01/2043	7,200	7,577

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,085	2,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 07/01/2038	$2,850	$2,900

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.250% due 01/01/2056	1,000	1,024

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2024
5.000% due 01/01/2037	2,000	2,198
5.000% due 01/01/2039	1,200	1,300
5.000% due 01/01/2048	2,010	2,076
5.500% due 01/01/2044	2,625	2,804

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2024
5.000% due 12/01/2049	3,750	3,888

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	2,250	2,016

Chicago, Illinois Certificates of Participation Bonds, Series 2016
5.000% due 03/15/2034	1,484	1,485

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,840	1,915

Chicago, Illinois General Obligation Bonds, Series 2023
5.500% due 01/01/2039	2,300	2,413

Cook County, Illinois School District No 28 General Obligation Bonds, Series 2025
5.250% due 12/01/2047	1,730	1,818

Du Page & Will Counties Community School District No 204 Indian Prairie, Illinois General Obligation Bonds, Series 2025
5.000% due 01/15/2040	1,850	2,050

Gilberts Special Service Area No 25, Illinois Special Tax Bonds, Series 2018
6.000% due 03/01/2048	4,913	4,856

Illinois Finance Authority Revenue Bonds, Series 2017
4.800% due 12/01/2043	2,000	2,066
5.125% due 02/15/2045 ^(b)	223	7
5.250% due 05/15/2054	1,000	782
5.500% due 05/15/2054	3,100	2,520

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	4,600	4,688

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035 ^(b)	2,100	1,454

Illinois Finance Authority Revenue Bonds, Series 2020
3.510% due 05/15/2041	2,070	1,673
4.000% due 08/15/2039	5,370	5,299
4.000% due 08/15/2040	3,500	3,429

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	41

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2044	$8,500	$9,438

Illinois Finance Authority Revenue Notes, Series 2024
5.000% due 11/15/2034	1,500	1,675

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,217

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2037	1,400	1,397

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,459

Illinois State General Obligation Bonds, Series 2024
5.000% due 05/01/2040	6,000	6,451

Illinois State General Obligation Bonds, Series 2025
5.000% due 09/01/2042	5,500	5,802

Sales Tax Securitization Corp. Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,591

		115,559

INDIANA 2.2%

Indiana Finance Authority Revenue Bonds, (AGC Insured), Series 2025
5.928% due 07/01/2053	3,655	3,607

Indiana Finance Authority Revenue Bonds, Series 2012
4.250% due 11/01/2030	4,250	4,368

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(b)	10,490	524

Indiana Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2059	1,250	1,243

Indiana Finance Authority Revenue Notes, Series 2021
1.400% due 08/01/2029	2,000	1,833

Indiana Housing & Community Development Authority Revenue Bonds, Series 2016
6.250% due 07/01/2056	2,965	2,841

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
6.125% due 03/01/2057	3,335	3,500

Indianapolis, Indiana Revenue Bonds, Series 2016
6.250% due 07/01/2056	2,965	2,851

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,150	1,165

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,000	1,013

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	12,500	13,124

		36,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.6%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2012
4.750% due 08/01/2042	$1,850	$1,850

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,200	1,305

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	5,640	5,022

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (d)	14,455	2,072

		10,249

KANSAS 0.2%

Colby, Kansas Revenue Notes, Series 2024
5.500% due 07/01/2026	3,300	3,300

KENTUCKY 1.5%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	542

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	4,000	3,316

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	1,380	1,341

Kentucky Public Energy Authority Revenue Bonds, Series 2022
3.726% (SOFRRATE) due 08/01/2052 ~	3,900	3,928

Kentucky Public Energy Authority Revenue Bonds, Series 2024
5.000% due 01/01/2055	1,750	1,884

Kentucky Public Energy Authority Revenue Bonds, Series 2025
5.000% due 05/01/2036	9,000	9,567
5.250% due 06/01/2055	1,500	1,587

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,274

		23,439

LOUISIANA 0.7%

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2024
5.000% due 01/01/2037	4,450	4,842
5.000% due 01/01/2038	4,000	4,319

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	$2,200	$2,404

		11,565

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
3.762% due 01/01/2043	2,000	1,499
4.000% due 06/01/2036	200	199

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2025
5.000% due 07/01/2045	2,100	2,287

		3,985

MASSACHUSETTS 0.9%

Commonwealth of Massachusetts General Obligation Bonds, Series 2017
4.000% due 02/01/2041	2,000	2,001

Massachusetts Development Finance Agency Revenue Bonds, (AGM Insured), Series 2025
5.000% due 07/01/2050	4,700	4,849

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	6,000	6,076

Massachusetts Development Finance Agency Revenue Bonds, Series 2025
6.000% due 07/01/2050	2,000	2,130

		15,056

MICHIGAN 1.6%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	12,233	9,592

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	1,400	1,596

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (d)	5,000	1,313
0.000% due 06/01/2065 (d)	30,650	3,098
5.000% due 06/01/2040	4,895	4,991

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	829

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	38,000	5,191

		26,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 2.4%

Duluth Economic Development Authority, Minnesota Revenue Bonds, Series 2018
5.000% due 02/15/2048	$1,515	$1,529

Minneapolis, Minnesota Revenue Bonds, Series 2018
5.000% due 11/15/2049	2,000	1,950

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	1,000	1,095
5.000% due 01/01/2036	1,900	2,057

Rochester, Minnesota Revenue Bonds, Series 2025
1.850% due 11/15/2064	30,000	30,000

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,519

		38,150

MISSOURI 0.2%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,332

Missouri Housing Development Commission Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2025
6.250% due 05/01/2056	1,400	1,568

		2,900

MULTI-STATE 2.4%

FHLMC Multifamily VRD Certificates, New York Revenue Bonds, Series 2025
4.604% due 06/25/2042	2,098	2,129

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2022
3.125% due 09/25/2036	1,892	1,767

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.996% due 12/25/2036	10,174	10,208
4.140% due 01/25/2040	7,798	7,611
4.415% due 08/25/2040	10,447	10,575

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.519% due 08/25/2041 ~	6,852	6,943

		39,233

NEVADA 0.3%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	2,020	2,009

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (d)	22,500	3,560

		5,569

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	43

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW HAMPSHIRE 3.2%

New Hampshire Business Finance Authority Affordable Housing Bonds, (HUD Insured), Series 2024
4.150% due 10/20/2040	$10,099	$10,108

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.837% due 07/20/2036	8,357	8,460

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
0.506% due 08/20/2039 (a)	7,811	304

New Hampshire Business Finance Authority Revenue Bonds, Series 2025
4.086% due 01/20/2041 ~	8,743	8,672
4.086% due 11/20/2042	6,876	6,716
5.625% due 06/01/2039	1,600	1,601

New Hampshire Business Finance Authority Revenue Notes, Series 2022
4.000% due 12/01/2028	4,050	4,115

New Hampshire Business Finance Authority Revenue Notes, Series 2023
5.087% due 07/20/2027	5,176	5,253

New Hampshire Housing Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.500% due 07/01/2055	5,335	6,007

		51,236

NEW JERSEY 1.7%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	755	757

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	999

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,781

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	5,035

New Jersey Housing & Mortgage Finance Agency Revenue Bonds, Series 2025
6.500% due 04/01/2056	2,000	2,247

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,606

Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	4,065	3,973
5.250% due 06/01/2046	9,910	9,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	$5,000	$57

		27,340

NEW MEXICO 0.5%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,440	8,003

NEW YORK 10.9%

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	6,800	5,836

Build NYC Resource Corp. New York Revenue Bonds, Series 2025
5.250% due 06/15/2045	900	890

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	207

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
2.450% due 06/15/2044	25,000	25,000

New York City, New York Municipal Water Finance Authority, New York Revenue Bonds, (BABs), Series 2009
2.450% due 06/15/2041	15,000	15,000

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	1,000	1,010

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2023
5.000% due 05/01/2053	4,900	5,018

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2024
5.000% due 05/01/2047	5,500	5,717

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2048	5,000	5,255

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
5.000% due 05/01/2048	4,000	4,147

New York City,New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
0.000% due 03/01/2026	3,000	3,001

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	26,000	2,148
0.000% due 06/01/2060 (d)	90,000	3,749

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Energy Finance Development Corp. Revenue Bonds, Series 2025
5.000% due 07/01/2056	$4,700	$4,984

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	17,000	16,996
5.375% due 11/15/2040	4,500	4,500

New York State Dormitory Authority Revenue Bonds, Series 2025
5.000% due 07/01/2036	1,000	1,126
5.000% due 07/01/2040	2,165	2,347
5.000% due 07/01/2042	3,040	3,219

New York State Thruway Authority Revenue Bonds, Series 2025
5.000% due 03/15/2042	3,500	3,826

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2053	1,000	1,026

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	5,000	5,023

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2025
5.500% due 06/30/2059	17,400	18,159

New York Transportation Development Corp. Revenue Bonds, (BAM Insured), Series 2024
5.500% due 06/30/2060	2,200	2,282

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2036	500	509

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	3,400	3,749

New York Transportation Development Corp. Revenue Bonds, Series 2024
5.500% due 06/30/2060	3,500	3,531

New York Transportation Development Corp. Revenue Bonds, Series 2025
6.000% due 06/30/2041	1,125	1,262

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	5,000	5,083

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	8,000	8,159

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	670	666

Port Authority of New York & New Jersey Revenue Bonds, Series 1994
6.125% due 06/01/2094	2,000	2,003

Suffolk Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	62,170	5,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westchester County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2025
6.500% due 11/01/2055 (f)	$1,000	$1,130

Westchester County, New York Local Development Corp. Revenue Bonds, Series 2025
7.500% due 11/01/2055 (f)	3,000	3,296

Yonkers Economic Development Corp. New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	844

		176,228

NORTH CAROLINA 0.7%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
2.500% due 01/15/2042	8,600	8,600

North Carolina Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 01/01/2055	1,780	1,983

		10,583

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031 ^(b)	1,500	0
7.000% due 12/15/2043 ^(b)	1,000	0

		0

OHIO 7.1%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2025
2.500% due 11/01/2050	25,000	25,000

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	89,365	6,632
5.000% due 06/01/2055	30,000	24,322

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	910	699

Columbus Regional Airport Authority, Ohio Revenue Bonds, Series 2025
5.500% due 01/01/2055	2,000	2,105

Columbus-Franklin County, Ohio Finance Authority Revenue Bonds, Series 2025
6.050% due 01/01/2046	800	802

Cuyahoga County, Ohio Revenue Bonds, Series 2017
5.000% due 02/15/2057	2,705	2,457

Dayton-Montgomery County, Ohio Port Authority Revenue Bonds, Series 2025
6.625% due 01/01/2045	1,300	1,356

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	45

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2037	$650	$667
5.000% due 12/01/2044	2,500	2,505

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	13,000	11,576

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034	1,425	1,599

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(b)	2,528	32

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	953

Ohio Air Quality Development Authority Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	2,031

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	13,350	12,035

Ohio Air Quality Development Authority Revenue Bonds, Series 2022
4.250% due 11/01/2039	5,045	5,125

Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 03/01/2055	1,560	1,709

Ohio Housing Finance Agency Revenue Bonds, Series 2025
6.250% due 01/01/2045	2,600	2,671
6.300% due 01/01/2045	3,660	3,707
6.375% due 01/01/2045	1,000	1,035
6.500% due 01/01/2045	1,100	1,129

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2009
4.750% due 06/01/2033	2,585	2,716

Port of Greater Cincinnati Development Authority, Ohio Revenue Bonds, Series 2025
6.500% due 01/01/2045	1,300	1,348

		114,211

OKLAHOMA 0.1%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,230	1,174

OREGON 0.1%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	$750	$734

		1,057

PENNSYLVANIA 3.3%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	770	828
8.000% due 06/30/2034	1,539	1,544

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,645	1,770

Bucks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	1,050	881

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	2,085	2,056

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	7,000	6,106

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.420% (MUNIPSA) due 08/15/2038 ~(f)	2,800	2,764

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	1,852

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,170	1,542

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2023
4.450% due 10/01/2034	5,000	5,163

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2024
5.000% due 11/01/2044	1,300	1,257

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,358

Moon Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2015
6.000% due 07/01/2045	5,000	4,913

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	2,000	2,090

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
5.250% due 12/01/2038	$2,000	$2,013

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2038	1,150	1,153

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	500	507
5.500% due 06/30/2040	5,000	5,344

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2042	2,000	2,047

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2025
5.450% due 01/01/2051	1,200	1,278

Pennsylvania Housing Finance Agency Revenue Bonds, Series 2024
6.000% due 10/01/2054	2,025	2,199
6.250% due 10/01/2054	1,080	1,183

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,558

		52,406

PUERTO RICO 8.5%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2005
0.000% due 05/15/2050 (d)	8,800	1,804

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (d)	87,500	4,152

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	9,005	5,775
0.000% due 11/01/2051	42,841	28,061

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	2,758	2,817

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	19,234	18,727

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	17,700	11,859

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (d)	69,270	23,276
0.000% due 07/01/2051 (d)	105,489	26,525
5.000% due 07/01/2058	8,130	7,840

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,200	1,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 07/01/2040	$4,493	$4,496

		136,508

RHODE ISLAND 0.9%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2024
5.250% due 05/15/2054	3,650	3,692

Rhode Island Health and Educational Building Corp. Revenue Bonds, (AGM Insured),Series 2025
5.000% due 07/01/2039	350	376
5.000% due 07/01/2040	350	372

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	248

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	10,000	9,916

		14,604

SOUTH CAROLINA 0.2%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	3,100	3,353

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051 ^(b)	500	55

		3,408

TENNESSEE 1.2%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	1,420	1,071
5.625% due 01/01/2046	1,900	1,298

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, (HUD Insured), Series 2023
4.875% due 10/01/2038	4,935	5,140

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (d)	1,915	834

Tennergy Corp. Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	5,750	6,170

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,344

		19,857

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	47

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 6.6%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(b)	$2,675	$34
12.000% due 12/01/2045 ^(b)	9,000	113

Arlington Higher Education Finance Corp. Texas Revenue Bonds, Series 2025
5.750% due 06/15/2055	3,000	3,029

Austin Housing Finance Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	1,750	1,766

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042 ^(b)	2,812	281

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043 ^(b)	2,162	216

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,250	2,206
6.500% due 07/01/2026	2,750	2,680

Clifton Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2025
5.000% due 02/15/2041	3,850	4,132

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	2,820

Denton County, Texas Special Assessment Bonds, Series 2025
5.625% due 12/31/2055	2,700	2,781
5.875% due 12/31/2045	1,000	1,031
6.697% due 01/01/2043 «	1,880	1,880
6.697% due 01/01/2059 «	8,000	8,000

Fort Worth, Texas Water & Sewer System Revenue Bonds, Series 2025
5.000% due 02/15/2048	1,310	1,371

Garland Housing Finance Corp. Texas Revenue Bonds, (FNMA Insured), Series 2024
4.610% due 01/01/2043	1,097	1,113

Houston, Texas Airport System Revenue Bonds, Series 2024
5.500% due 07/15/2035	5,000	5,511
5.500% due 07/15/2036	10,500	11,480
5.500% due 07/15/2037	2,500	2,719
5.500% due 07/15/2039	1,500	1,611

Manor Housing Public Facility Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	2,550	2,568

Mission Economic Development Corp. Texas Revenue Bonds, Series 2024
4.000% due 06/01/2054	4,250	4,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031 ^(b)	$2,510	$1,958
4.000% due 07/01/2036 ^	2,065	1,864
5.000% due 07/01/2046 ^	12,245	10,011

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047 ^	1,500	1,087

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	332
5.000% due 12/01/2054	250	220

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2025
5.250% due 08/15/2043	4,500	4,921

Pilot Point, Texas Special Assessment Notes, Series 2025
5.000% due 09/15/2030	600	614
5.250% due 09/15/2035	740	773

Port Beaumont Navigation District, Texas Revenue Notes, Series 2021
2.500% due 01/01/2030	1,000	937

San Antonio Water System, Texas Revenue Bonds, Series 2015
4.000% due 05/15/2045	10,000	9,326

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2024
1.650% due 11/15/2050	1,000	1,000

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2025
5.000% due 11/15/2049	2,000	2,073
5.500% due 11/15/2052	1,700	1,837

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2025
6.000% due 01/01/2056	5,000	5,592

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.120% (TSFR3M) due 12/15/2026 ~	3,000	3,001

		107,167

UTAH 1.0%

Downtown Revitalization Public Infrastructure District, Utah Revenue Notes, Series 2025
5.000% due 07/15/2035	4,925	4,960

Mida Cormont Public Infrastructure District, Utah General Obligation Bonds, Series 2025
0.000% due 06/01/2055 (e)	1,350	1,150
6.250% due 06/01/2055	550	577

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	1,845	1,575

48	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mida Mountain Village Public Infrastructure District, Utah Tax Allocation Bonds, Series 2024
5.750% due 06/15/2044	$2,125	$2,177
6.000% due 06/15/2054	4,000	4,109

Mida Mountain Village Public Infrastructure District, Utah Tax Allocation Bonds, Series 2025
5.500% due 06/01/2055	2,000	1,985

		16,533

VIRGINIA 1.8%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	4,630	4,481

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2041	455	438

Virginia Beach Development Authority Revenue Bonds, Series 2023
7.000% due 09/01/2053	3,500	3,843

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	7,135	6,773

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (d)	29,035	824
5.000% due 07/01/2034	7,290	6,484
7.500% due 07/01/2052 ^(b)	4,170	2,502

Virginia Small Business Financing Authority Revenue Bonds, Series 2025
5.000% due 06/15/2042	2,150	2,300
5.000% due 06/15/2043	1,445	1,528

		29,173

WASHINGTON 1.4%

Washington State General Obligation Bonds, Series 2024
5.000% due 07/01/2035	2,750	3,224

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	1,075	896
5.000% due 07/01/2048	500	366
5.000% due 07/01/2053	1,100	766

Washington State Housing Finance Commission Revenue Bonds, Series 2024
4.084% due 03/01/2050	4,563	4,478

Washington State Housing Finance Commission Revenue Bonds, Series 2025
3.947% due 11/20/2041	7,576	7,295
6.000% due 01/01/2046	4,500	4,498
7.000% due 07/01/2064	700	719

		22,242

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.8%

Montgomery County, West Virginia Tax Allocation Bonds, Series 2023
5.750% due 06/01/2043	$875	$926
6.000% due 06/01/2053	1,315	1,382

Montgomery County, West Virginia Tax Allocation Notes, Series 2023
5.000% due 06/01/2033	395	413

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	70,100	6,762

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	3,295	3,128

West Virginia Economic Development Authority Revenue Bonds, Series 2025
4.625% due 04/15/2055	5,000	5,065
5.450% due 01/01/2055	6,860	7,307

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2043	4,000	4,309

		29,292

WISCONSIN 5.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	4,500	3,465
7.000% due 01/01/2050	1,000	1,064

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048 ^(b)	2,000	900

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054 ^(b)	1,500	928

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	848
5.250% due 03/01/2045	1,500	1,421

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	4,545	395
4.000% due 09/30/2051	985	816
4.000% due 03/31/2056	4,150	3,359
4.000% due 07/01/2056	2,250	1,667
4.500% due 06/01/2056	7,670	5,369
5.625% due 06/01/2050	1,610	1,600
6.500% due 06/01/2045	3,100	2,774

Public Finance Authority, Wisconsin Revenue Bonds, Series 2025
5.000% due 11/15/2043	1,000	1,024
5.000% due 11/15/2044	1,000	1,016
5.750% due 12/31/2065	14,000	14,426

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	49

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds,(BAM Insured), Series 2025
5.250% due 07/01/2060	$15,000	$15,333

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (d)	342	262
6.125% due 12/15/2029	4,225	4,274

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (d)	2,755	2,114
0.000% due 12/15/2045 (d)	17,000	6,659

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,628

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2024
5.875% due 07/01/2055	2,400	2,404

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2025
6.250% due 11/15/2055	3,665	3,633
6.375% due 07/01/2045	1,030	1,077

		80,456

Total Municipal Bonds & Notes (Cost $1,746,447)		1,715,971

U.S. GOVERNMENT AGENCIES 4.7%

Federal Home Loan Mortgage Corp.
3.600% due 06/01/2043	3,267	2,953
3.700% due 09/01/2038	9,821	9,270
3.720% due 01/01/2041	4,415	4,096
3.790% due 07/01/2040	4,120	3,856
3.800% due 12/01/2038	8,757	8,333
3.850% due 02/01/2038 - 07/01/2039	10,011	9,502
4.000% due 01/01/2039	1,386	1,348
4.500% due 12/01/2040	4,568	4,574
4.600% due 03/01/2041	2,600	2,626
4.900% due 02/01/2040	2,957	3,088
5.210% due 08/01/2040	6,601	7,086

Federal Home Loan Mortgage Corp. Multifamily ML Certificates
2.990% due 04/25/2043 ~	3,627	3,135
3.157% due 01/25/2039 ~	7,800	5,244
3.427% due 01/25/2043 ~	3,800	2,562
5.306% due 01/25/2042 ~	3,600	2,952

Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate
4.625% due 07/15/2040 •	5,847	6,018

Total U.S. Government Agencies (Cost $74,897)		76,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Multifamily Tax-Exempt Mortgage-backed Securities
4.770% due 07/01/2043	$6,000	$6,343

Total Non-Agency Mortgage-Backed Securities (Cost $6,000)		6,343

	SHARES
MUTUAL FUNDS 2.2%

BlackRock MuniYield Quality Fund III, Inc.	490,934	5,336

Invesco Quality Municipal Income Trust	461,597	4,597

Nuveen AMT-Free Municipal Credit Income Fund	470,900	5,962

Nuveen California Quality Municipal Income Fund	401,979	4,747

Nuveen Municipal Credit Income Fund	462,380	5,817

Nuveen Quality Municipal Income Fund	300,646	3,614

Western Asset Managed Municipals Fund, Inc.	544,800	5,688

Total Mutual Funds (Cost $38,054)		35,761

COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

AM Bidco Holdings LLC «(c)	419	0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

SVB Financial Trust
0.000% due 11/07/2032 (d)	122,000	16

Total Preferred Securities (Cost $2,752)		16

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (g) 6.0%

		96,300

50	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

Albany City School District, New York General Obligation Notes, Series 2025
4.000% due 06/25/2026	$4,000	$4,022

Honeoye Falls-Lima Central School District, New York General Obligation Notes, Series 2025
4.000% due 06/25/2026	2,600	2,616

Total Municipal Bonds & Notes (Cost $6,627)		6,638

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $102,927)	$102,938

Total Investments in Securities (Cost $2,271,459)	2,236,859

Total Investments 138.8% (Cost $2,271,459)	$2,236,859

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (34.1)%	(549,703)

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $4,743)	158

Other Assets and Liabilities, net (4.7)%	(76,048)

Net Assets Applicable to Common Shareholders 100.0%	$1,611,266

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Zero coupon security.

(e)	Security becomes interest bearing at a future date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	51

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
AM Bidco Operations LLC	TBD% - 3.792%	10/21/2027	10/21/2025	$8,630	$8,452	0.52%
Anchor Senior Living	6.020	10/01/2042	01/09/2025	13,752	14,193	0.88
City of Woodland	4.400	09/01/2034	07/26/2023	12,935	13,179	0.82
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.420	08/15/2038	09/14/2021	2,834	2,764	0.17
Westchester County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2025	6.500	11/01/2055	08/25/2025	1,000	1,130	0.07
Westchester County, New York Local Development Corp. Revenue Bonds, Series 2025	7.500	11/01/2055	08/25/2025	3,000	3,296	0.20

				$42,151	$43,014	2.67%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC STR	3.820%	12/31/2025	01/02/2026	$18,800	U.S. Treasury Notes 4.000% due 02/15/2024	$(19,176)	$18,800	$18,804
JPS	3.900	12/31/2025	01/02/2026	77,500	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2026	(78,909)	77,500	77,517
					U.S. Treasury Notes 3.500% due 09/30/2026	(102)

Total Repurchase Agreements						$(98,187)	$96,300	$96,321

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2025:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC STR	$18,804	$0	$0	$18,804	$(19,176)	$(372)
JPS	77,517	0	0	77,517	(79,011)	(1,494)

Total Borrowings and Other Financing Transactions	$96,321	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

The average amount of borrowings outstanding during the period ended December 31, 2025 was $(1,642) at a weighted average interest rate of 4.335%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.500%	Annual	09/17/2055	$49,600	$4,743	$1,050	$5,793	$158	$0

Total Swap Agreements						$4,743	$1,050	$5,793	$158	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$158	$158	$0	$0	$0	$0

Cash of $6,142 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2025.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$158	$158

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	53

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(862)	$(862)
Swap Agreements	0	0	0	0	1,050	1,050

	$0	$0	$0	$0	$188	$188

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$279,684	$279,684
Corporate Bonds & Notes
Banking & Finance	0	885	8,505	9,390
Industrials	0	10,113	0	10,113
Municipal Bonds & Notes
Alabama	0	75,241	0	75,241
Arizona	0	17,019	0	17,019
Arkansas	0	10,996	0	10,996
California	0	125,859	0	125,859
Colorado	0	61,586	0	61,586
Connecticut	0	30,000	0	30,000
Delaware	0	30,031	0	30,031
District of Columbia	0	5,389	0	5,389
Florida	0	70,419	0	70,419
Georgia	0	53,119	0	53,119
Guam	0	1,509	0	1,509
Idaho	0	1,641	0	1,641
Illinois	0	115,559	0	115,559
Indiana	0	36,069	0	36,069
Iowa	0	10,249	0	10,249
Kansas	0	3,300	0	3,300
Kentucky	0	23,439	0	23,439
Louisiana	0	11,565	0	11,565
Maryland	0	3,985	0	3,985
Massachusetts	0	15,056	0	15,056
Michigan	0	26,610	0	26,610
Minnesota	0	38,150	0	38,150
Missouri	0	2,900	0	2,900
Multi-State	0	39,233	0	39,233
Nevada	0	5,569	0	5,569
New Hampshire	0	51,236	0	51,236
New Jersey	0	27,340	0	27,340
New Mexico	0	8,003	0	8,003

54	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
New York	$0	$176,228	$0	$176,228
North Carolina	0	10,583	0	10,583
Ohio	0	114,211	0	114,211
Oklahoma	0	1,174	0	1,174
Oregon	0	1,057	0	1,057
Pennsylvania	0	52,406	0	52,406
Puerto Rico	0	136,508	0	136,508
Rhode Island	0	14,604	0	14,604
South Carolina	0	3,408	0	3,408
Tennessee	0	19,857	0	19,857
Texas	0	97,287	9,880	107,167
Utah	0	16,533	0	16,533
Virginia	0	29,173	0	29,173
Washington	0	22,242	0	22,242
West Virginia	0	29,292	0	29,292
Wisconsin	0	80,456	0	80,456
U.S. Government Agencies	0	76,643	0	76,643
Non-Agency Mortgage-Backed Securities	0	6,343	0	6,343
Mutual Funds	35,761	0	0	35,761
Preferred Securities
Industrials	0	16	0	16
Short-Term Instruments
Repurchase Agreements	0	96,300	0	96,300
Municipal Bonds & Notes	0	6,638	0	6,638

Total Investments	$35,761	$1,903,029	$298,069	$2,236,859

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$158	$0	$158

Total Financial Derivative Instruments	$0	$158	$0	$158

Totals	$35,761	$1,903,187	$298,069	$2,237,017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2025:

Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2025 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$60,069	$219,575	$(1,449)	$161	$43	$1,285	$0	$0	$279,684	$1,263
Corporate Bonds & Notes
Banking & Finance	11,435	0	(427)	3	8	(2,514)	0	0	8,505	(2,505)
Municipal Bonds & Notes
Texas	0	9,880	0	0	0	0	0	0	9,880	0
U.S. Government Agencies	2,893	0	0	16	0	52	0	(2,961)	0	0

Totals	$74,397	$229,455	$(1,876)	$180	$51	$(1,177)	$0	$(2,961)	$298,069	$(1,242)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2025	55

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

December 31, 2025

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$157,466	Discounted Cash Flow	Discount Rate	4.906 - 8.360	6.118
	122,218	Recent Transaction	Purchase Price	82.578 - 100.058	98.811
Corporate Bonds & Notes
Banking & Finance	8,505	Discounted Cash Flow	Discount Rate	7.170 - 23.405	21.156
Municipal Bonds & Notes
Texas	9,880	Recent Transaction	Purchase Price	100.000	—

Total	$298,069

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

56	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

December 31, 2025

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each, a “Fund” and collectively, the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.

PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class and Class A-1 Common Shares. PIMCO California Flexible Municipal Income Fund is not offering Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

Each Fund has established a wholly-owned subsidiary in Delaware. See Note 16, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of each Fund’s subsidiary in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the

ANNUAL REPORT	DECEMBER 31, 2025	57

Notes to Financial Statements (Cont.)

public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

58	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

ANNUAL REPORT	DECEMBER 31, 2025	59

Notes to Financial Statements (Cont.)

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act,

60	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Management has implemented changes in connection with the amendments and where applicable included additional disclosure in the Notes to Financial Statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last

ANNUAL REPORT	DECEMBER 31, 2025	61

Notes to Financial Statements (Cont.)

reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other

62	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or

ANNUAL REPORT	DECEMBER 31, 2025	63

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

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Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case

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of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Each Fund may invest in and/or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or in connection with a project for which authority and responsibility lies with one or more U.S. states or territories, cities in a U.S. state or territory, or political subdivisions, agencies, authorities or instrumentalities of such states, territories or cities, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) and/or PIMCO to be below investment grade.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic

ANNUAL REPORT	DECEMBER 31, 2025	67

Notes to Financial Statements (Cont.)

conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Other Investment Companies The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

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of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2025, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements). Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive

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principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to the counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

ANNUAL REPORT	DECEMBER 31, 2025	71

Notes to Financial Statements (Cont.)

(b) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Funds.

ANNUAL REPORT	DECEMBER 31, 2025	73

Notes to Financial Statements (Cont.)

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

AMT Bonds	X	X

California State-Specific	X	X

Call	X	X

Confidential Information Access	X	X

Counterparty	X	X

Credit	X	X

Credit Default Swaps	X	X

Cyber Security	X	X

Derivatives	X	X

Distribution Rate	X	X

Geopolitical Conflicts Risk	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Insurance	X	X

Interest Rate	X	X

Issuer	X	X

Leverage	X	X

Liquidity	X	X

Loan Origination	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X

Management	X	X

Market Disruptions	X	X

Market	X	X

Municipal Bond	X	X

Municipal Bond Market	X	X

Municipal Project-Specific	X	X

Municipal Project Housing-Related Risk	X	X

New York State-Specific	X	X

New/Small Fund	X	—

Operational	X	X

Other Investment Companies	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest - Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Placements	X	X

Puerto Rico-Specific	X	X

Regulatory Changes	X	X

Reinvestment	X	X

Repurchase Offers	X	X

Securities Lending	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

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AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose a Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

California State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

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Notes to Financial Statements (Cont.)

Credit Risk is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Cyber Security Risk is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber

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security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distribution Rate Risk is the risk that a Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Geopolitical Conflicts Risk is the risk that the occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil, natural gas, steel and aluminum, as well as other sectors, and on a Fund’s investments.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Insurance Risk is the risk that a Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Issuer Risk is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to interest rate risks.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions

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independent of any specific adverse changes in the conditions of a particular issuer, such as during political events (including periods of rapid interest rate changes). There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral. A Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originates loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio

ANNUAL REPORT	DECEMBER 31, 2025	79

Notes to Financial Statements (Cont.)

managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, climate change and climate-related events, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably due to a variety of factors affecting securities markets generally or particular industries, sectors or companies.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Municipal Bond Market Risk is the risk that a Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Project Housing-Related Risk is the risk associated with investing in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with a Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects. These restrictions may adversely

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affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis.

New York State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect a Fund’s after-tax returns. The realization of short-term capital gains may also cause adverse tax consequences for a Fund’s shareholders.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

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Notes to Financial Statements (Cont.)

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk is the risk that by investing in municipal bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, public health, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment- related reasons.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of each Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to the Fund’s

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shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Securities Lending Risk is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

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Notes to Financial Statements (Cont.)

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a

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futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets.” Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll/buybacks or similar transaction, “total

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Notes to Financial Statements (Cont.)

managed assets” include any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent a Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets.” In addition, for purposes of calculating “total managed assets,” a Fund’s derivative investments will be valued based on their market value. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Funds, under the unified management fee, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO), serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund. PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing, or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable.

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The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1	Class A-2		Class A-3		Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%		0.75%		N/A

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2025.
(1)

Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2025, the Distributor retained $13,352 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Funds’ executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other

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Notes to Financial Statements (Cont.)

pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Funds, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through May 2, 2026, to waive a portion of the Funds’ management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months,

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December 31, 2025

provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

The total recoverable amounts to PIMCO as of December 31, 2025 (from any fee waiver agreements or expense limitation agreements combined), were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO California Flexible Municipal Income Fund	$22	$27	$15	$64

Pursuant to the expense limitation agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of December 31, 2025, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$15

PIMCO Flexible Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2025, were as follows (amounts in thousands†):

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates,

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Notes to Financial Statements (Cont.)

subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Flexible Municipal Income Fund	$163,639	$159,938	$(10,130)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax returns. The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2025 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

California Flexible Municipal Income Fund	$1,276	$0	$69,002	$47,109

Flexible Municipal Income Fund	19,316	19,168	1,409,406	1,308,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (”PMFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “PMFLX RVMTP Shares”) as of December 31, 2025:

Series	Shares Outstanding	Original Issue Date	Mandatory Term Redemption Date(6)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares(2)	1,000	November 1, 2022	October 1, 2050
Series 2051-A RVMTP Shares(3)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares(4)	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares(5)	1,000	April 8, 2022	April 8, 2052
Series 2055-A RVMTP Shares	1,500	April 16, 2025	April 16, 2055

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2020, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis and the Early Term Redemption Date (as defined below) for the consolidated Series 2049-A RVMTP Shares was extended to May 2025. On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2049-A RVMTP Shares, amended the organizational documents of the Series 2049-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(2)

On October 1, 2020, PMFLX originally issued 750 Series 2050-B RVMTP Shares. On November 1, 2022, PMFLX’s Bylaws were amended and restated to modify provisions related to the RVMTP Shares (the “Restatement”) and concurrent with the Restatement, PMFLX issued an additional 250 2050-B RVMTP Shares and amended the terms of the originally issued Series 2050-B RVMTP Shares.

(3)

On June 17, 2019, PMFLX issued Variable Rate Muni Fund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, PMFLX issued an additional amount of Series 2051-A RVMTP Shares. On June 5, 2024, PMFLX, with the consent of the holder of all of the Series 2051-A RVMTP Shares, amended the organizational documents of the Series 2051-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread, among other changes.

(4)

On November 26, 2024, PMFLX, with the consent of the holder of all of the Series 2052-A RVMTP Shares, amended the organizational documents of the Series 2052-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(5)

On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2052-B RVMTP Shares, amended the organizational documents of the Series 2052-B RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(6)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of its RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

PIMCO California Flexible Municipal Income Fund (”CAFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “CAFLX RVMTP Shares,” and together with the PMFLX RVMTP Shares, the “RVMTP Shares”) as of December 31, 2025:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(1)
Series 2054 RVMTP Shares	250	January 12, 2024	January 12, 2054

(1)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

In the Funds’ Statements of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to

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Notes to Financial Statements (Cont.)

the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the Preferred Shares in each Fund’s Statements of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares ($100,000 per share), plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the applicable Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended December 31, 2025.

Each Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares in a series for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates, redemption provisions (including, without limitation, the term redemption date or the Early Term Redemption Date (as defined below)), required effective leverage ratio and gross-up payment provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of a Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B, Series 2054 and Series 2055-A) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Funds did not declare a Special Terms Period during the period ended December 31, 2025.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before such series’ Early Term Redemption Date (as defined in the table below), (ii) the date a Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares in the series will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the applicable Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date or upon the end of a Special Terms Period have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the Early Term Redemption Date or the end of the Special Terms Period, as applicable.

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding Early Term Redemption Date of such series of RVMTP Shares, or the date that is 180 calendar days

92	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

following the Early Term Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended December 31, 2025.

The Early Term Redemption Date applicable to each series of RVMTP Shares as of December 31, 2025 can be found in the table below:

Fund Name	Early Term Redemption Date

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	July 12, 2027 and every 42-month anniversary thereafter

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	May 9, 2030 and every 5-year anniversary thereafter

Series 2050-B RVMTP Shares	May 1, 2026 and every 42-month anniversary thereafter

Series 2051-A RVMTP Shares	December 6, 2029 and every 5-year anniversary thereafter

Series 2052-A RVMTP Shares	January 24, 2028

Series 2052-B RVMTP Shares	April 8, 2030 and every 5-year anniversary thereafter
Series 2055-A RVMTP Shares	April 16, 2028 and every 3-year anniversary thereafter

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended December 31, 2025, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to Preferred Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below:

Fund Name	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*
PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	$1,117	4.47%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	$2,118	4.24%

Series 2050-B RVMTP Shares	1,000	3,908	3.91%

Series 2051-A RVMTP Shares	500	2,214	4.43%

Series 2052-A RVMTP Shares	1,000	3,921	3.92%

Series 2052-B RVMTP Shares	1,000	4,194	4.19%
Series 2055-A RVMTP Shares	1,500	4,206	3.94%

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the dividend rate table further below.

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Notes to Financial Statements (Cont.)

For the period ended December 31, 2025, the annualized dividend rate on each series of the RVMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2025

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	5.66%	2.87%	4.57%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	5.75%	2.96%	4.66%

Series 2050-B RVMTP Shares	1,000	5.44%	2.65%	4.35%

Series 2051-A RVMTP Shares	500	5.76%	2.97%	4.67%

Series 2052-A RVMTP Shares	1,000	5.51%	2.72%	4.42%

Series 2052-B RVMTP Shares	1,000	5.75%	2.96%	4.66%
Series 2055-A RVMTP Shares	1,500	5.54%	2.75%	4.45%

Each Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the applicable Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of each purchase agreement between each Fund and each investor in the Preferred Shares, each Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which a Fund is otherwise subject in accordance with its investment objective(s) and policies. In addition, each Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

Each Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in such Fund’s governing documents and the Act. One such requirement under the Act is that a Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B RVMTP Shares (with respect to

94	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

PMFLX) and the Series 2054 RVMTP Shares (with respect to CAFLX), each Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 225% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each Fund, the Preferred Shares are senior in priority to the Funds’ outstanding common shares. Holders of preferred shares of each Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of each Fund, but preferred shareholders vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(3), if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(4) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2050-B and Series 2054 is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment,” (5) if applicable) plus (iii) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period plus (b) 1.10% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below. (6)

Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	X	Divided by	x	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

The Applicable Spread for a Rate Period is a percentage per annum that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B and Series 2054, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, (A) 0.15% (for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A) or (B) 0.25% (for Series 2050-B and Series 2054), in each case multiplied by the number of

ANNUAL REPORT	DECEMBER 31, 2025	95

Notes to Financial Statements (Cont.)

Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the applicable Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to PMFLX designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.
(4)

With respect to Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B and Series 2055-A, the Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

(5)

The “Spread Adjustment” means (i) for the period from the date of original issuance of the RVMTP Shares to and including the date that is six months prior to the then current Early Term Redemption Date (as defined above) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the applicable Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund

	Year Ended 12/31/2025		Year Ended 12/31/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,068	$20,563	1,356	$13,991

Class A-1	230	2,289	522	5,371

Issued as reinvestment of distributions

Institutional Class	176	1,760	164	1,691

Class A-1	35	352	27	280

Cost of shares repurchased

Institutional Class	(706)	(7,105)	(344)	(3,526)

Class A-1	(120)	(1,221)	(3)	(27)

Net increase (decrease) resulting from Fund share transactions	1,683	$16,638	1,722	$17,780

†	A zero balance may reflect actual amounts rounding to less than one thousand.

96	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

	PIMCO Flexible Municipal Income Fund

	Year Ended 12/31/2025		Year Ended 12/31/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	18,159	$182,640	23,491	$243,566

Class A-1	6,686	67,415	14,707	152,623

Class A-2	3,571	35,825	2,468	25,609

Class A-3	4,931	49,380	5,455	56,535

Issued as reinvestment of distributions

Institutional Class	1,253	12,611	1,272	13,173

Class A-1	1,533	15,410	1,323	13,704

Class A-2	206	2,076	155	1,602

Class A-3	771	7,755	679	7,026

Cost of shares repurchased

Institutional Class	(22,896)	(230,346)	(10,759)	(111,151)

Class A-1	(10,924)	(110,010)	(2,659)	(27,496)

Class A-2	(1,307)	(13,100)	(2,166)	(22,401)

Class A-3	(4,778)	(47,995)	(3,388)	(34,963)

Net increase (decrease) resulting from Fund share transactions	(2,795)	$(28,339)	30,578	$317,827

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2025. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	1	1	41%	23%

PIMCO Flexible Municipal Income Fund	1	0	15%	0%

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded

ANNUAL REPORT	DECEMBER 31, 2025	97

Notes to Financial Statements (Cont.)

from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

98	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

During the period ended December 31, 2025, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Municipal Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 7, 2025	10%	7,810,655	$80,762,169	7,810,655	4.68%	N/A

May 7, 2025	10	7,170,005	71,484,954	7,170,005	4.30	N/A

August 7, 2025	10	12,947,060	127,658,014	12,947,060	7.66	N/A
November 7, 2025	10	9,959,319	101,385,862	9,959,319	6.06	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO California Flexible Municipal Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 7, 2025	10%	225,006	$2,301,816	225,006	2.09%	N/A

May 7, 2025	10	333,759	3,314,222	333,759	3.13	N/A

August 7, 2025	10	48,408	474,395	48,408	0.42	N/A
November 7, 2025	10	196,514	2,004,446	196,514	1.64	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

16. BASIS FOR CONSOLIDATION

PIMCO Flexible Municipal Income Fund’s and PIMCO California Flexible Municipal Income Fund’s subsidiaries were each formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its respective subsidiary. Accordingly, the consolidated financial statements include the accounts of each Fund and its respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Fund Name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†
PIMCO California Flexible Municipal Income Fund	4174 SPV I LLC	09/12/2025	0.6%

PIMCO Flexible Municipal Income Fund	14751 SPV I LLC	06/29/2023	4.1%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

ANNUAL REPORT	DECEMBER 31, 2025	99

Notes to Financial Statements (Cont.)

17. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

18. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2025, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Funds financial position or the results of its operations. For the annual period covered by this report, the funds did not pay any material federal, state or local income taxes or any material income taxes in foreign jurisdictions.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

100	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2025

As of December 31, 2025, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Flexible Municipal Income Fund	$260	$0	$0	$2,704	$0	$(529)	$0	$0	$2,435

PIMCO Flexible Municipal Income Fund	5,006	0	0	(36,180)	0	(140,880)	0	0	(172,054)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, tax-exempt securities, special purpose vehicle (SPV) transactions, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2025 through December 31, 2025 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2025 through December 31, 2025 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2025, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Flexible Municipal Income Fund	$279	$250

PIMCO Flexible Municipal Income Fund	78,629	62,251

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2025, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Flexible Municipal Income Fund	$143,766	$4,124	$(1,421)	$2,703

PIMCO Flexible Municipal Income Fund	2,278,829	71,126	(107,304)	(36,178)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2025	101

Notes to Financial Statements (Cont.)

December 31, 2025

(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, special purpose vehicle (SPV) transactions, and return of capital distributions from underlying funds.

For the fiscal years ended December 31, 2025 and December 31, 2024, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	December 31, 2025				December 31, 2024
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Flexible Municipal Income Fund	$3,410	$705	$176	$0	$2,608	$556	$631	$0

PIMCO Flexible Municipal Income Fund	51,758	13,125	0	0	45,134	15,136	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

19. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 15, 2026, an Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Remarketable Variable Rate MuniFund Term Preferred Shares governing the Series 2050-B RVMTP Shares (the “A&R Statement”) took effect. The A&R Statement modifies the terms of the Series 2050-B RVMTP Shares by, among other things, (i) increasing the Applicable Spread and (ii) extending the Early Term Redemption Date to July 15, 2029.

There were no other subsequent events identified that require recognition or disclosure.

102	PIMCO MUNICIPAL INTERVAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund and their subsidiaries (hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related consolidated statements of operations and cash flows for the year ended December 31, 2025, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 26, 2026

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

ANNUAL REPORT	DECEMBER 31, 2025	103

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
JPS	J.P. Morgan Securities LLC	FICC STR	Fixed Income Clearing Corp. - State Street FICC Repo

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal	FHLMC	Federal Home Loan Mortgage Corp.	HUD	U.S. Department of Housing and Urban Development
BAM	Build America Mutual Assurance	FNMA	Federal National Mortgage Association	PSF	Public School Fund

Other Abbreviations:
OIS	Overnight Index Swap	TBD	To-Be-Determined	TBD%	Interest rate to be determined when loan settles or at the time of funding
TBA	To-Be-Announced

104	PIMCO MUNICIPAL INTERVAL FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2025 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2025 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2025.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b).

Section 199A Dividends. The Funds intend to pass through the maximum amount allowable as Section 199A Dividends defined in Proposed Treasury Section 199A-3(d).

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†

PIMCO California Flexible Municipal Income Fund	0.00%	0.00%	$4,044	$71
PIMCO Flexible Municipal Income Fund	0.00%	0.00%	64,883	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2026, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2025.

ANNUAL REPORT	DECEMBER 31, 2025	105

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2025 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO California Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0308	$0.0000	$0.0000	$0.0308

August 2025	$0.0316	$0.0000	$0.0000	$0.0316

September 2025	$0.0291	$0.0000	$0.0000	$0.0291

October 2025	$0.0322	$0.0000	$0.0000	$0.0322

November 2025	$0.0290	$0.0000	$0.0000	$0.0290

December 2025	$0.0315	$0.0000	$0.0000	$0.0315

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0267	$0.0000	$0.0000	$0.0267

August 2025	$0.0273	$0.0000	$0.0000	$0.0273

September 2025	$0.0251	$0.0000	$0.0000	$0.0251

October 2025	$0.0277	$0.0000	$0.0000	$0.0277

November 2025	$0.0253	$0.0000	$0.0000	$0.0253

December 2025	$0.0272	$0.0000	$0.0000	$0.0272

PIMCO Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0379	$0.0000	$0.0000	$0.0379

August 2025	$0.0374	$0.0000	$0.0000	$0.0374

September 2025	$0.0355	$0.0000	$0.0000	$0.0355

October 2025	$0.0392	$0.0000	$0.0000	$0.0392

November 2025	$0.0353	$0.0000	$0.0000	$0.0353

December 2025	$0.0380	$0.0000	$0.0000	$0.0380

106	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0338	$0.0000	$0.0000	$0.0338

August 2025	$0.0332	$0.0000	$0.0000	$0.0332

September 2025	$0.0316	$0.0000	$0.0000	$0.0316

October 2025	$0.0348	$0.0000	$0.0000	$0.0348

November 2025	$0.0314	$0.0000	$0.0000	$0.0314

December 2025	$0.0336	$0.0000	$0.0000	$0.0336

A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0336	$0.0000	$0.0000	$0.0336

August 2025	$0.0329	$0.0000	$0.0000	$0.0329

September 2025	$0.0313	$0.0000	$0.0000	$0.0313

October 2025	$0.0345	$0.0000	$0.0000	$0.0345

November 2025	$0.0314	$0.0000	$0.0000	$0.0314

December 2025	$0.0334	$0.0000	$0.0000	$0.0334

A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0315	$0.0000	$0.0000	$0.0315

August 2025	$0.0308	$0.0000	$0.0000	$0.0308

September 2025	$0.0293	$0.0000	$0.0000	$0.0293

October 2025	$0.0322	$0.0000	$0.0000	$0.0322

November 2025	$0.0293	$0.0000	$0.0000	$0.0293

December 2025	$0.0313	$0.0000	$0.0000	$0.0313

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a funds distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	DECEMBER 31, 2025	107

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2025, Ms. E. Grace Vandecruze retired from her position as Trustee of the Funds.

Effective September 18, 2025, the Board of Trustees appointed each of Ms. Sonya Morris and Mr. Mark Michel as Trustees of PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund.

Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis, who continues to serve as a Trustee of the Funds.

108	PIMCO MUNICIPAL INTERVAL FUNDS

Dividend Reinvestment Plan

(Unaudited)

PIMCO-SPONSORED INTERVAL FUNDS

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

Registered holders (“Common Shareholders”) of common shares of beneficial interest (the “Common Shares”) of each of the PIMCO-sponsored interval funds listed on Appendix A hereto, as it may be amended from time to time (each, a “Fund”), whose Common Shares are registered with the Agent (as defined below), will automatically be enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:

1. THE PLAN AGENT. DST Systems, Inc. (the “Agent”) will act as Agent for each Participant.

2. CASH OPTION. The Fund will declare its income dividends or capital gains or other distributions (“Distributions”) payable in Common Shares, or, at the option of Common Shareholders, in cash. Therefore, each Participant will have all Distributions, net of any applicable U.S. withholding taxes, on his or her Common Shares automatically reinvested in additional Common Shares, unless such Participant elects to receive such Distributions in cash by contacting the Agent. An election to receive cash may be revoked or reinstated at the election of the Common Shareholder.

3. VALUATION. On the payment date for a Distribution, the Agent shall receive newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the net asset value per Common Share on the declaration date. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current prospectus. It is contemplated that the Fund will pay dividends at least quarterly. If, for any reason beyond the control of the Agent, reinvestment of the Distributions cannot be completed within 30 days after the applicable payment date for Distribution, funds held by the Agent on behalf of a Participant will be distributed to that Participant.

4. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

5. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.

6. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than sixty (60) days, after the date thereof. No certificates for any full or fractional

ANNUAL REPORT	DECEMBER 31, 2025	109

Dividend Reinvestment Plan (Cont.)

Common Shares will be issued. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

7. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.

8. BROKERS, NOMINEE HOLDERS, ETC. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

9. FEES. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. The Agent’s service fee for handling Distributions will be paid by the Fund.

10. TERMINATION OF PARTICIPATION. Each registered Participant may terminate his or her participation under the Plan by notifying the Agent in writing at PIMCO Interval Funds, C/O DST Systems, Inc., 430 W. 7th Street, Suite 219993, Kansas City, MO 64105-1407 or by faxing the Agent at 844.643.0432 or by completing and returning the transaction form attached to each Plan statement. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent at least ten (10) days prior to such Distribution payment date. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least sixty (60) days prior to the effective date of the termination. Upon any termination, the Agent will transfer such Common Shares to a broker designated by the Participant for the full shares held for such Participant under the Plan and cash adjustment for any fraction of a Common Share at the then net asset value of the Common Shares to be delivered to him or her without charge. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by contacting the Agent at 844.312.2113.

11. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. The Fund may suspend the Plan at any time without notice to the Participants.

12. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

110	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Appendix A

PIMCO-Sponsored Interval Funds

(As of June 22, 2022)

FUND

PIMCO FLEXIBLE CREDIT INCOME FUND

PIMCO FLEXIBLE MUNICIPAL INCOME FUND

PIMCO FLEXIBLE EMERGING MARKETS INCOME FUND

PIMCO CALIFORNIA FLEXIBLE MUNICIPAL INCOME FUND

PIMCO FLEXIBLE REAL ESTATE INCOME FUND

ANNUAL REPORT	DECEMBER 31, 2025	111

Management of the Funds

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the business address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees(1)
Alan Rappaport 1953	Chair of the Board, Trustee	Since inception	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	24	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023).

Sarah E. Cogan 1956	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund)	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	24	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

112	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years

Deborah A. DeCotis 1952	Trustee	Since inception and Chair of the Board from 2019 to 2025	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	24	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).
Kathleen McCartney 1955	Trustee	Since 2022	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	24	None.

Mark Michel(4)`	Trustee	Since September 2025	Formerly, Audit Partner, Ernst & Young, a global accounting firm (2004-2025).	24	None.

Sonya Morris(4)	Trustee	Since September 2025	Formerly, Managing Director, Harbor Capital Advisors, an investment adviser (2013-2022); and Senior Investment Consultant (2010-2013) and Senior Mutual Fund Analyst and Editorial Director (2004-2010), Morningstar, Inc., a global provider of investment data and research.	24	Trustee and Investment Committee Chair, City of Cincinnati Employee Retirement System, a public pension fund (Since 2023).

ANNUAL REPORT	DECEMBER 31, 2025	113

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees(5)

Libby D. Cantrill(6) 1977	Trustee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); and Investment Banking Analyst, Morgan Stanley (2000-2003).	24	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

David Flattum(6) 1964	Trustee	Since 2024	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	24	None.

(1)	“Independent Trustees” are those Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act).
(2)

Under each Fund’s Declaration of Trust, a Trustee serves during the continued lifetime of a Fund until he or she dies, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.

(3)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(4)	Mr. Michel and Ms. Morris were each appointed as a Trustee of each Fund effective September 18, 2025.
(5)

Ms. Cantrill and Mr. Flattum are each an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates. Their business address is c/o 650 Newport Center Drive, Newport Beach, California 92660.

(6)	Ms. Cantrill’s and Mr. Flattum’s business address is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

114	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Joshua D. Ratner 1976	President	Since 2024	Executive Vice President and Head of Americas Operations - Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Canada Corp.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since inception	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw[1] 1980	Chief Legal Officer and Secretary	Since 2024	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp. Chief Legal Officer, PIMCO Asset-Based Lending Co LLC.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[1] 1982	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Alyssa M. Creighton[1] 1974	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[1] 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Michele N. Ellis 1975	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee[1] 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	DECEMBER 31, 2025	115

Management of the Funds (Cont.)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Greg J. Mason[2] 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Collen P. McLaughlin[2] 1983	Vice President	Since 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain[1] 1981	Vice President	Since 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber[1] 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth[1] 1979	Vice President	Since 2024	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022 (PIMCO Flexible Municipal Income Fund); Since Inception (PIMCO California Flexible Municipal Income Fund)	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti[1] 1989	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

116	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Chi H. Vu1 1983	Assistant Treasurer	Since 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Timothy A. Bekkers[1] 1987	Assistant Secretary	Since 2024	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	DECEMBER 31, 2025	117

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

118	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

3 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	DECEMBER 31, 2025	119

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

PIF3002AR_123125

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Mr. Mark Michel, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Michel is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2025	$103,232
	December 31, 2024	$ 77,852

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2025	$ —
	December 31, 2024	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2025	$ —
	December 31, 2024	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2025	$ —
	December 31, 2024	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity

Entity		December 31, 2025	December 31, 2024

PIMCO California Flexible Municipal Income Fund	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		43,373,395	18,926,240

Totals	$	43,373,395	$18,926,240

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Alan Rappaport

Mark Michel

Sonya Morris

Kathleen A. McCartney

Item 6.	Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable for the most recent fiscal half-year period.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Fund has adopted the Proxy Policy of PIMCO when voting proxies on its behalf.

Policy Statement: The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies,1 PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an ISP, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and its role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a material conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight. Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of an ISP engaged to provide PIMCO with proxy voting research and recommendations.5 PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s operational processes and ability to provide proxy voting research and recommendations including the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain funds. Consistent with its management responsibilities, a Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, where a Sub-Adviser exercises voting authority, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 5, 2026, the following individuals have primary responsibility for the day-to-day management of the PIMCO California Flexible Municipal Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since its inception in June 2022. Mr. Hammer is a Managing Director and municipal bond portfolio manager in the Newport Beach office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

Amit Arora

Mr. Arora has been a portfolio manager of the Fund since its inception in June 2022. Mr. Arora is an executive vice president and portfolio manager in the Newport Beach office and a member of the credit and liability-driven portfolio management teams. He manages credit portfolios focusing on investment grade and long credit. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading at J.P. Morgan.

Kyle Christine

Mr. Christine has been a portfolio manager of the Fund since its inception in June 2022. Mr. Christine is a senior vice president and municipal bond portfolio manager in the Newport Beach office. He has previously served as a rotating member of PIMCO’s Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2025, including accounts managed by a team, committee, or other group that includes the Portfolio Managers. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer[1]	20	$23,127.90	7	$1,668.74	181	$19,943.11
Amit Arora[2]	10	$65,005.46	28	$18,920.62	235	$53,155.12
Kyle Christine	16	$17,541.08	0	$0.00	5	$63,186.22

1 Of these Other Pooled Investment Vehicles, 4 account(s) totaling $1,054.84 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 1 account(s) totaling $158.91 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts, 3 account(s) totaling $1,556.25 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades.  A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objectives or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, including the Fund, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Similarly, portfolio managers who are responsible for structuring or monitoring certain investments may be given priority in the allocation process for the accounts they manage. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care, which may also be subject to the Board’s review. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of December 31, 2025, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups and;

•	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund each Portfolio Manager beneficially owned as of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2025

David Hammer	None

Amit Arora	None

Kyle Christine	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Flexible Municipal Income Fund

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner

Joshua D. Ratner
President (Principal Executive Officer)

Date: March 5, 2026

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
President (Principal Executive Officer)

Date: March 5, 2026